                                                                    EXHIBIT 10.6


================================================================================




                            REVOLVING LOAN AGREEMENT

                            dated as of June 23, 1998

                                      among


                          AVALON BAY COMMUNITIES, INC.,
                                  as Borrower,


                              FLEET NATIONAL BANK,
                              as Co-Agent and Bank,


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                              as Co-Agent and Bank,


                            UNION BANK OF SWITZERLAND
                               (New York Branch),
                              as Co-Agent and Bank,

                        the other banks signatory hereto,
                                 each as a Bank,


                                       and


                              FLEET NATIONAL BANK,
                             as Administrative Agent




================================================================================

                                TABLE OF CONTENTS

                                                                                                            Page
ARTICLE I DEFINITIONS; ETC.....................................................................................1

    Section 1.01   Definitions.................................................................................1
    Section 1.02   Accounting Terms...........................................................................17
    Section 1.03   Computation of Time Periods................................................................17
    Section 1.04   Rules of Construction......................................................................17

ARTICLE II THE LOANS..........................................................................................18

    Section 2.01   Ratable Loans; Bid Rate Loans; Purpose.....................................................18
    Section 2.02   Bid Rate Loans.............................................................................19
    Section 2.03   Advances, Generally........................................................................22
    Section 2.04   Procedures for Advances....................................................................22
    Section 2.05   Interest Periods; Renewals.................................................................23
    Section 2.06   Interest...................................................................................23
    Section 2.07   Fees.......................................................................................24
    Section 2.08   Notes......................................................................................24
    Section 2.09   Prepayments................................................................................25
    Section 2.10   Cancellation of Commitments................................................................25
    Section 2.11   Method of Payment..........................................................................26
    Section 2.12   Elections, Conversions or Continuation of Loans............................................26
    Section 2.13   Minimum Amounts............................................................................26
    Section 2.14   Certain Notices Regarding Elections, Conversions and Continuations of Loans................26
    Section 2.15   Late Payment Premium.......................................................................27
    Section 2.16   Letters of Credit..........................................................................27
    Section 2.17   Intentionally Omitted......................................................................29
    Section 2.18   Swing Loans................................................................................29
    Section 2.19   Extension Of Maturity......................................................................30

ARTICLE III YIELD PROTECTION; ILLEGALITY, ETC.................................................................31

    Section 3.01   Additional Costs...........................................................................31
    Section 3.02   Limitation on Types of Loans...............................................................32
    Section 3.03   Illegality.................................................................................33
    Section 3.04   Treatment of Affected Loans................................................................33
    Section 3.05   Certain Compensation.......................................................................33
    Section 3.06   Capital Adequacy...........................................................................34
    Section 3.07   Substitution of Banks......................................................................34
    Section 3.08   Applicability..............................................................................36

ARTICLE IV CONDITIONS PRECEDENT...............................................................................36

    Section 4.01   Conditions Precedent to the Initial Advance................................................36
    Section 4.02   Conditions Precedent to Advances After the Initial Advance.................................37
    Section 4.03   Deemed Representations.....................................................................38

ARTICLE V REPRESENTATIONS AND WARRANTIES......................................................................38

    Section 5.01   Due Organization...........................................................................38
    Section 5.02   Power and Authority; No Conflicts; Compliance With Laws....................................38
    Section 5.03   Legally Enforceable Agreements.............................................................39
    Section 5.04   Litigation.................................................................................39
    Section 5.05   Good Title to Properties...................................................................39
    Section 5.06   Taxes......................................................................................39
    Section 5.07   ERISA......................................................................................39
    Section 5.08   No Default on Outstanding Judgments or Orders..............................................40
    Section 5.09   No Defaults on Other Agreements............................................................40
    Section 5.10   Government Regulation......................................................................40
    Section 5.11   Environmental Protection...................................................................40
    Section 5.12   Solvency...................................................................................40
    Section 5.13   Financial Statements.......................................................................40
    Section 5.14   Valid Existence of Affiliates..............................................................40
    Section 5.15   Insurance..................................................................................41
    Section 5.16   Accuracy of Information; Full Disclosure...................................................41
    Section 5.17   Corporate Merger and Termination of Other Credit Facilities................................41

ARTICLE VI AFFIRMATIVE COVENANTS..............................................................................41

    Section 6.01   Maintenance of Existence...................................................................41
    Section 6.02   Maintenance of Records.....................................................................42
    Section 6.03   Maintenance of Insurance...................................................................42
    Section 6.04   Compliance with Laws; Payment of Taxes.....................................................42
    Section 6.05   Right of Inspection........................................................................42
    Section 6.06   Compliance With Environmental Laws.........................................................42
    Section 6.07   Maintenance of Properties..................................................................42
    Section 6.08   Payment of Costs...........................................................................42
    Section 6.09   Reporting and Miscellaneous Document Requirements..........................................42
    Section 6.10   Principal Prepayments as a Result of Reduction in Total Loan Commitment....................44

ARTICLE VII NEGATIVE COVENANTS................................................................................45

    Section 7.01   Mergers Etc................................................................................45
    Section 7.02   Investments................................................................................45
    Section 7.03   Sale of Assets.............................................................................45

ARTICLE VIII FINANCIAL COVENANTS..............................................................................45

    Section 8.01   Consolidated Tangible Net Worth............................................................45
    Section 8.02   Relationship of Total Outstanding Indebtedness to Capitalization Value.....................45
    Section 8.03   Relationship of Combined EBITDA to Interest Expense........................................45
    Section 8.04   Relationship of Combined EBITDA to Combined Debt Service...................................46
    Section 8.05   Relationship of Combined EBITDA to Total Outstanding Indebtedness..........................46
    Section 8.06   Unsecured Debt Yield.......................................................................46
    Section 8.07   Relationship of Unencumbered Combined EBITDA to Unsecured Interest Expense.................46

    Section 8.08   Relationship of Dividends to Funds From Operations.........................................46
    Section 8.09   Relationship of Secured Indebtedness to Capitalization Value...............................46

ARTICLE IX EVENTS OF DEFAULT..................................................................................46

    Section 9.01   Events of Default..........................................................................46
    Section 9.02   Remedies...................................................................................48

ARTICLE X ADMINISTRATIVE AGENT; RELATIONS AMONG BANKS.........................................................49

    Section 10.01  Appointment, Powers and Immunities of Administrative Agent.................................49
    Section 10.02  Reliance by Administrative Agent...........................................................49
    Section 10.03  Defaults...................................................................................50
    Section 10.04  Rights of Administrative Agent as a Bank...................................................50
    Section 10.05  Indemnification of Administrative Agent....................................................50
    Section 10.06  Non-Reliance on Administrative Agent and Other Banks.......................................51
    Section 10.07  Failure of Administrative Agent to Act.....................................................51
    Section 10.08  Resignation or Removal of Administrative Agent.............................................51
    Section 10.09  Amendments Concerning Agency Function......................................................52
    Section 10.10  Liability of Administrative Agent..........................................................52
    Section 10.11  Transfer of Agency Function................................................................52
    Section 10.12  Non-Receipt of Funds by Administrative Agent...............................................52
    Section 10.13  Withholding Taxes..........................................................................53
    Section 10.14  Minimum Commitment by Co-Agents............................................................53
    Section 10.15  Pro Rata Treatment.........................................................................53
    Section 10.16  Sharing of Payments Among Banks............................................................53
    Section 10.17  Possession of Documents....................................................................54

ARTICLE XI NATURE OF OBLIGATIONS..............................................................................54

    Section 11.01  Absolute and Unconditional Obligations.....................................................54
    Section 11.02  Non-Recourse to Borrower's Principals......................................................54

ARTICLE XII MISCELLANEOUS.....................................................................................55

    Section 12.01  Binding Effect of Request for Advance......................................................55
    Section 12.02  Amendments and Waivers.....................................................................55
    Section 12.03  Usury......................................................................................56
    Section 12.04  Expenses; Indemnification..................................................................56
    Section 12.05  Assignment; Participation..................................................................57
    Section 12.06  Documentation Satisfactory.................................................................58
    Section 12.07  Notices....................................................................................58
    Section 12.08  Setoff.....................................................................................58
    Section 12.09  Table of Contents; Headings................................................................59
    Section 12.10  Severability...............................................................................59
    Section 12.11  Counterparts...............................................................................59
    Section 12.12  Integration................................................................................59
    Section 12.13  Governing Law..............................................................................59
    Section 12.14  Waivers....................................................................................59
    Section 12.15  Jurisdiction; Immunities...................................................................59
    Section 12.16  Designated Lender..........................................................................60

    Section 12.17  No Bankruptcy Proceedings..................................................................61
    Section 12.18  Year 2000..................................................................................61



EXHIBIT A   -    Authorization Letter

EXHIBIT B   -    Ratable Loan Note

EXHIBIT B-1 -    Bid Rate Loan Note

EXHIBIT B-2 -    Swing Loan Note

EXHIBIT C   -    Information Regarding Material Affiliates

EXHIBIT D   -    Solvency Certificate

EXHIBIT E   -    Assignment and Assumption Agreement

EXHIBIT F   -    Designation Agreement

EXHIBIT G-1 -    Bid Rate Quote Request

EXHIBIT G-2 -    Invitation for Bid Rate Quotes

EXHIBIT G-3 -    Bid Rate Quote

EXHIBIT G-4 -    Borrower's Acceptance of Bid Rate Quote

           REVOLVING LOAN AGREEMENT dated as of June 23, 1998 among AVALON BAY COMMUNITIES, INC., a corporation organized and existing under the laws of the State of Maryland ("Borrower"), FLEET NATIONAL BANK (in its individual capacity and not as Administrative Agent, "Fleet"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan"), UNION BANK OF SWITZERLAND (New York Branch) ("UBS"), the other lenders signatory hereto, and FLEET NATIONAL BANK, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, "Administrative Agent"; Fleet, Morgan, UBS, the other lenders signatory hereto, such other lenders who from time to time become Banks pursuant to Section 3.07 or 12.05 and, if applicable, any of the foregoing lenders' Designated Lender, each a "Bank" and collectively, the "Banks").

           Borrower desires that the Banks extend credit as provided herein, and the Banks are prepared to extend such credit. Accordingly, in consideration of the premises and the mutual agreements, covenants and conditions hereinafter set forth, Borrower, Administrative Agent and each of the Banks agree as follows:

                                   ARTICLE I

                                DEFINITIONS; ETC.

           Section 1.01 Definitions. As used in this Agreement the following terms have the following meanings (except as otherwise provided, terms defined in the singular to have a correlative meaning when used in the plural and vice versa):

           "Absolute Bid Rate" has the meaning specified in Section 2.02(c)(2).

           "Absolute Bid Rate Loan" means a Bid Rate Loan bearing interest at the Absolute Bid Rate.

           "Absolute Rate Auction" means a solicitation of Bid Rate Quotes setting forth Absolute Bid Rates pursuant to Section 2.02.

           "Acquisition" means the acquisition by Borrower, directly or indirectly, of an interest in multi-family real estate.

           "Additional Costs" has the meaning specified in Section 3.01.

           "Administrative Agent" has the meaning specified in the preamble.

           "Administrative Agent's Office" means Administrative Agent's address located at One Landmark Square, Stamford, Connecticut 06904, or such other address in the United States as Administrative Agent may designate by written notice to Borrower and the Banks.

           "Affiliate" means, with respect to any Person (the "first Person"), any other Person (1) which directly or indirectly controls, or is controlled by, or is under common control with the first Person; or (2) 10% or more of the beneficial interest in which is directly or indirectly owned or held by the first Person. The term "control" means the possession, directly or indirectly, of the power, alone, to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

           "Agreement" means this Revolving Loan Agreement.

           "Applicable Lending Office" means, for each Bank and for its LIBOR Loan, Bid Rate Loan(s) or Base Rate Loan, as applicable, the lending office of such Bank (or of an Affiliate of such Bank) designated as such on its signature page hereof or in the applicable Assignment and Assumption Agreement, or such other office of such Bank (or of an Affiliate of such Bank) as such Bank may from time to time specify to Administrative Agent and Borrower as the office by which its LIBOR Loan, Bid Rate Loan(s) or Base Rate Loan (and, in the case of the Swing Lender, its Swing Loan), as applicable, is to be made and maintained.

           "Applicable Margin" means, with respect to Base Rate Loans and LIBOR Loans (and for purposes of determining the Banks' L/C Fee Rate under Section 2.16(f)), the respective rates per annum determined at any time, based on the range into which Borrower's Credit Rating then falls, in accordance with the following table (any change in Borrower's Credit Rating causing it to move to a different range on the table shall effect an immediate change in the Applicable Margin):



Range of Borrower's                               Applicable Margin                       Applicable Margin
 Credit Rating                                   for Base Rate Loans                       for LIBOR Loans
(S&P/Moody's)                                       (% per annum)                           (% per annum)
-------------                                       -------------                           -------------
Below BBB-/below Baa3 or unrated                         0.25                                   1.15

BBB-/Baa3                                                0.00                                   0.95

BBB/Baa2                                                 0.00                                   0.75

BBB+/Baa1                                                0.00                                   0.60

A-or higher/A3 or higher                                 0.00                                   0.55

           "Assignee" and "Consented Assignee" have the respective meanings specified in Section 12.05.

           "Assignment and Assumption Agreement" means an Assignment and Assumption Agreement, substantially in the form of EXHIBIT E, pursuant to which a Bank assigns and an Assignee assumes rights and obligations in accordance with
Section 12.05.

           "Authorization Letter" means a letter agreement executed by Borrower in the form of EXHIBIT A.

           "Available Total Loan Commitment" has the meaning specified in
Section 2.01(b).

           "Avalon" means Avalon Properties, Inc., a Maryland corporation.

           "Bank" and "Banks" have the respective meanings specified in the preamble; provided, however, that the term "Bank" shall exclude each Designated Lender when used in reference to a Ratable Loan, the Loan Commitments or terms relating to the Ratable Loans and the Loan Commitments.

           "Bank Parties" means Administrative Agent and the Banks.

           "Banking Day" means (1) any day on which commercial banks are not authorized or required to close in New York City and (2) whenever such day relates to a LIBOR Loan, a LIBOR Bid Rate Loan, an Interest Period with respect to a LIBOR Loan or a LIBOR Bid Rate Loan, or notice with respect to a LIBOR Loan or a LIBOR Bid Rate Loan or a LIBOR Auction, a day on which dealings in Dollar deposits are also carried out in the London interbank market and banks are open for business in London.

           "Base Rate" means, for any day, the higher of (1) the Federal Funds Rate for such day plus .50%, or (2) the Prime Rate for such day.

           "Base Rate Loan" means all or any portion (as the context requires) of a Bank's Ratable Loan which shall accrue interest at a rate determined in relation to the Base Rate.

           "Bay" means Bay Apartment Communities, Inc., a Maryland corporation.

           "Bid Borrowing Limit" means 66 2/3% of the Total Loan Commitment.

           "Bid Rate Loan" has the meaning specified in Section 2.01(c).

           "Bid Rate Loan Note" has the meaning specified in Section 2.08.

           "Bid Rate Quote" means an offer by a Bank to make a Bid Rate Loan in accordance with Section 2.02.

           "Bid Rate Quote Request" has the meaning specified in Section
2.02(a).

           "Borrower" has the meaning specified in the preamble.

           "Borrower's Accountants" means Coopers & Lybrand, or such other accounting firm(s) selected by Borrower and reasonably acceptable to the Required Banks.

           "Borrower's Credit Rating" means the rating assigned from time to time to Borrower's unsecured and unsubordinated long-term indebtedness by, respectively, S&P and/or Moody's. In connection with the foregoing, it is understood that if more than one (1) of the rating agencies identified above assigns a rating to Borrower's unsecured and unsubordinated long-term indebtedness, the following shall apply: (i) "Borrower's Credit Rating" shall be the lower of said ratings and (ii) if the aforesaid ratings are greater than one
(1) rating level apart, "Borrower's Credit Rating" shall be the average of said ratings. Unless such indebtedness of Borrower is rated by at least one (1) of the rating agencies identified above, "Borrower's Credit Rating" shall be considered unrated for purposes of this Agreement.

           "Borrower's Principals" means the officers and directors of Borrower at any applicable time.

           "Borrower's Share of UJV Combined Outstanding Indebtedness" means the sum of the indebtedness of each of the UJVs contributing to UJV Combined Outstanding Indebtedness multiplied by Borrower's respective beneficial fractional interests in each such UJV.

           "Capitalization Value" means, as of the end of any calendar quarter, the sum of (1) Combined EBITDA (less all leasing commissions and management and development fees, net of any expenses applicable thereto, contributing to Combined EBITDA) for such quarter annualized (i.e., multiplied by four (4)), capitalized at a rate of 8.75% per annum (i.e., divided by 8.75%), and (2) such leasing commissions and management and development fees for such quarter, annualized, (i.e., multiplied by four (4)), capitalized at a rate of 25% per annum (i.e., divided by 25%), (3) Cash and Cash Equivalents of Borrower and its Consolidated Businesses, as of the end of such quarter, as reflected in Borrower's Consolidated Financial Statements, and (4) the lesser of (a) the aggregate book value (on a cost basis) of the properties of Borrower and its Consolidated Businesses under development plus Borrower's beneficial interest in the book value (on a cost basis) of the properties of the UJVs under development or (b) 20% of the sum of the amounts determined pursuant to clauses (1), (2) and
(3) of this definition.

           "Capital Lease" means any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP.

           "Cash and Cash Equivalents" means (1) cash, (2) direct obligations of the United States Government, including, without limitation, treasury bills, notes and bonds, (3) interest-bearing or discounted obligations of federal agencies and government-sponsored entities or pools of such instruments offered by Approved Banks and dealers, including, without limitation, Federal Home Loan Mortgage Corporation participation sale certificates, Government National Mortgage Association modified pass through certificates, Federal National Mortgage Association bonds and notes, and Federal Farm Credit System securities,
(4) time deposits, domestic and eurodollar certificates of deposit, bankers' acceptances, commercial paper rated at least A-1 by S&P and P-1 by Moody's and/or guaranteed by an Aa rating by Moody's, an AA rating by S&P or better rated credit, floating rate notes, other money market instruments and letters of credit each issued by Approved Banks, (5) obligations of domestic corporations, including, without limitation, commercial paper, bonds, debentures and loan participations, each of which is rated at least AA by S&P and/or Aa2 by Moody's and/or guaranteed by an Aa rating by Moody's, an AA rating by S&P or better rated credit, (6) obligations issued by states and local governments or their agencies, rated at least MIG-1 by Moody's and /or SP-1 by S&P and /or guaranteed by an irrevocable letter of credit of an Approved Bank, (7) repurchase agreements with major banks and primary government security dealers fully secured by the United States Government or agency collateral equal to or exceeding the principal amount on a daily basis and held in safekeeping and (8) real estate loan pool participations, guaranteed by an AA rating given by S&P or an Aa2 rating given by Moody's or better rated credit. For purposes of this definition, "Approved Bank" means a financial institution which has (x) (A) a minimum net worth of $500,000,000 and/or (B) total assets of at least $10,000,000,000 and (y) a minimum long-term debt rating of A+ by S&P or A1 by Moody's.

           "Closing Date" means the date this Agreement has been executed by all parties.

           "Co-Agent" means each of Fleet, Morgan and UBS and "Co-Agents" means Fleet, Morgan and UBS collectively.

           "Code" means the Internal Revenue Code of 1986.

           "Combined Debt Service" means, for any period of time, (1) Borrower's share of total debt service (including principal) paid or payable by Borrower and its Consolidated Businesses during such period (other than debt service on construction loans until completion of the relevant construction and other capitalized interest) plus a deemed annual capital expense charge of $150 per apartment unit owned by Borrower or its Consolidated Businesses plus (2) Borrower's beneficial interest in (a) total debt service (including principal) paid or payable by the UJVs during such period (other than debt service on construction loans until completion of the relevant construction and other capitalized interest) plus (b) a deemed annual capital expense charge of $150 per apartment unit owned by the UJVs plus (3) preferred dividends paid or payable by Borrower and its Consolidated Businesses during such period.

           "Combined EBITDA" means, for any period of time, the sum, without duplication, of (1) Borrower's share of revenues less operating expenses, general and administrative expenses and property taxes before Interest Expense, income taxes, gains or losses on the sale of real estate and/or marketable securities, depreciation and amortization and extraordinary items for Borrower and its Consolidated Businesses, and adjusted, if material, for non-cash revenue attributable to straight lining of rents and (2) Borrower's beneficial interest in revenues less operating expenses, general and administrative expenses and property taxes before Interest Expense, income taxes, gains or losses on the sale of real estate and/or marketable securities, depreciation and amortization and extraordinary items (after eliminating appropriate intercompany amounts) applicable to each of the UJVs, and adjusted, if material, for non-cash revenue attributable to straight lining of rents, in all cases as reflected in Borrower's Consolidated Financial Statements.

           "Consolidated Businesses" means, collectively, each Affiliate of Borrower who is or should be included in Borrower's Consolidated Financial Statements in accordance with GAAP.

           "Consolidated Financial Statements" means, with respect to any Person, the consolidated balance sheet and related consolidated statement of operations, accumulated deficiency in assets and cash flows, and footnotes thereto, of such Person, prepared in accordance with GAAP.

           "Consolidated Outstanding Indebtedness" means, as of any time, Borrower's share of all indebtedness and liability for borrowed money, secured or unsecured, of Borrower and its Consolidated Businesses, including mortgage and other notes payable but excluding any indebtedness which is margin indebtedness on cash and cash equivalent securities, all as reflected in Borrower's Consolidated Financial Statements.

           "Consolidated Tangible Net Worth" means, at any date, Borrower's share of the consolidated stockholders' equity of Borrower and its Consolidated Businesses less their consolidated Intangible Assets, all determined as of such date. For purposes of this definition, "Intangible Assets" means with respect to any such intangible assets, the amount (to the extent reflected in determining such consolidated stockholders' equity) of (1) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve (12) months after the acquisition of such business) subsequent to September 30, 1994 in the book value of any asset (other than real property assets) owned by Borrower or a Consolidated Business and (2) all debt discount and expense, deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets (in each case, not adjusted for depreciation).

           "Contingent Obligations" means, without duplication, Borrower's share of (1) any contingent obligations of Borrower or its Constituted Businesses required to be shown on the balance sheet of Borrower and its Consolidated Businesses in accordance with GAAP and (2) any obligation required to be disclosed in the footnotes to Borrower's Consolidated Financial Statements, guaranteeing partially or in whole any non-Recourse Debt, lease, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and guarantees of non-monetary obligations (other than guarantees of completion) which have not yet been called on or quantified, of Borrower or any of its Consolidated Businesses or of any other Person. The amount of any Contingent Obligation described in clause (2) shall be deemed to be (a) with respect to a guaranty of interest or interest and principal, or operating income guaranty, the net present value (using the Base Rate as a discount rate) of the sum of all payments required to be made thereunder (which in the case of an operating income guaranty shall be deemed to be equal to the debt service for the note secured thereby), through (i) in the case of an interest or interest and principal guaranty, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder) or (ii) in the case of an operating income guaranty, the date through which such guaranty will remain in effect and (b) with respect to all guarantees not covered by the preceding clause (a), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming Borrower and/or one or more of its Consolidated Businesses is required to perform thereunder) as recorded on the balance sheet and on the footnotes to the most recent Borrower's Consolidated Financial Statements required to be delivered pursuant to this Agreement. Notwithstanding anything contained herein to the contrary, guarantees of completion shall not be deemed to be Contingent Obligations unless and until a claim for payment or performance has been made thereunder, at which time any such guaranty of completion shall be deemed to be a Contingent Obligation in an amount equal to any such claim. Subject to the preceding sentence, (1) in the case of a joint and several guaranty given by Borrower or one of its Consolidated Businesses and another Person (but only to the extent such guaranty is recourse, directly or indirectly to Borrower), the amount of the guaranty shall be deemed to be 100% thereof unless and only to the extent that such other Person has delivered Cash and Cash Equivalents to secure all or any part of such Person's guaranteed obligations and (2) in the case of joint and several guarantees given by a Person in which Borrower owns an interest (which guarantees are non-recourse to Borrower), to the extent the guarantees, in the aggregate, exceed 10% of Capitalization Value, the amount in excess of 10% shall be deemed to be a Contingent Obligation of Borrower. Notwithstanding anything contained herein to the contrary, "Contingent Obligations" shall be deemed not to include guarantees of unadvanced funds under any indebtedness of Borrower or its Consolidated Businesses or of construction loans to the extent the same have not been drawn. All matters constituting "Contingent Obligations" shall be calculated without duplication.

           "Continue", "Continuation" and "Continued" refer to the continuation pursuant to Section 2.12 of a LIBOR Loan as a LIBOR Loan from one Interest Period to the next Interest Period.

           "Convert", "Conversion" and "Converted" refer to a conversion pursuant to Section 2.12 of a Base Rate Loan into a LIBOR Loan or a LIBOR Loan into a Base Rate Loan, each of which may be accompanied by the transfer by a Bank (at its sole discretion) of all or a portion of its Ratable Loan from one Applicable Lending Office to another.

           "Debt" means (1) indebtedness or liability for borrowed money, or for the deferred purchase price of property or services (including trade obligations); (2) obligations as lessee under Capital Leases; (3) current liabilities in respect of unfunded vested benefits under any Plan; (4) obligations under letters of credit issued for the account of any Person; (5) all obligations arising under bankers' or trade acceptance facilities; (6) all guarantees, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase any of the items included in this definition, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss; (7) all obligations secured by any Lien on property owned by the Person whose Debt is being measured, whether or not the obligations have been assumed; and (8) all obligations under any agreement providing for contingent participation or other hedging mechanisms with respect to interest payable on any of the items described above in this definition.

           "Default" means any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

           "Default Rate" means a rate per annum equal to: (1) with respect to Base Rate Loans and Swing Loans, a variable rate 3% above the rate of interest then in effect thereon; and (2) with respect to LIBOR Loans and Bid Rate Loans, a fixed rate 3% above the rate(s) of interest in effect thereon (including the Applicable Margin or the LIBOR Bid Margin, as the case may be) at the time of Default until the end of the then current Interest Period therefor and, thereafter, a variable rate 3% above the rate of interest for a Base Rate Loan.

           "Designated Lender" means a special purpose corporation that (i) shall have become a party to this Agreement pursuant to Section 12.16 and (ii) is not otherwise a Bank.

           "Designating Lender" has the meaning specified in Section 12.16.

           "Designation Agreement" means an agreement in substantially the form of EXHIBIT F, entered into by a Bank and a Designated Lender and accepted by Administrative Agent.

           "Disposition" means a sale (whether by assignment, transfer or Capital Lease) of an asset.

           "Documentation Agent" means Union Bank of Switzerland (New York Branch).

           "Dollars" and the sign "$" mean lawful money of the United States of America.

           "Elect", "Election" and "Elected" refer to election, if any, by Borrower pursuant to Section 2.12 to have all or a portion of an advance of the Ratable Loans be outstanding as LIBOR Loans.

           "Environmental Discharge" means any discharge or release of any Hazardous Materials in violation of any applicable Environmental Law.

           "Environmental Law" means any applicable Law relating to pollution or the environment, including Laws relating to noise or to emissions, discharges, releases or threatened releases of Hazardous Materials into the work place, the community or the environment, or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

           "Environmental Notice" means any written complaint, order, citation or notice from any Person (1) affecting or relating to Borrower's compliance with any Environmental Law in connection with any activity or operations at any time conducted by Borrower, (2) relating to (a) the existence of any Hazardous Materials contamination or Environmental Discharges or threatened Hazardous Materials contamination or Environmental Discharges at any of Borrower's locations or facilities or (b) remediation of any Environmental Discharge or Hazardous Materials at any such location or facility or any part thereof; or (3) any violation or alleged violation by Borrower of any relevant Environmental Law.

           "ERISA" means the Employee Retirement Income Security Act of 1974, including the rules and regulations promulgated thereunder.

           "ERISA Affiliate" means any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Borrower, or any trade or business which is under common control (within the meaning of Section 414(c) of the Code) with Borrower, or any organization which is required to be treated as a single employer with Borrower under Section 414(m) or 414(o) of the Code.

           "Event of Default" has the meaning specified in Section 9.01.

           "Extension Option", "Notice to Extend" and "Request to Extend" have the respective meanings specified in Section 2.19.

           "Facility Fee Rate" means the rate per annum determined, at any time, based on Borrower's Credit Rating in accordance with the following table. Any change in Borrower's Credit Rating which causes it to move into a different range on the table shall effect an immediate change in the Facility Fee Rate.


Borrower's Credit Rating                                  Facility Fee Rate
      (S&P/Moody's)                                         (% per annum)
      -------------                                         -------------
Below BBB-/Baa3 or unrated                                      0.25

BBB-/Baa3                                                       0.20

BBB/Baa2                                                        0.150

BBB+/Baa1                                                       0.150

A-/A3 or higher                                                 0.150


           "Federal Funds Rate" means, for any day, the rate per annum (expressed on a 360-day basis of calculation) equal to the weighted average of the rates on overnight federal funds transactions as published by the Federal Reserve Bank of New York for such day provided that (1) if such day is not a Banking Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Banking Day as so published on the next succeeding Banking Day; and (2) if no such rate is so published on such next succeeding Banking Day, the Federal Funds Rate for such day shall be the average of the rates quoted by three (3) Federal Funds brokers to Administrative Agent on such day on such transactions.

           "Fiscal Year" means each period from January 1 to December 31.

           "Fleet" has the meaning specified in the preamble.

           "Funds From Operations" means Combined EBITDA less the sum of Interest Expense and income taxes included in Combined EBITDA.

           "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, applied on a basis consistent with those used in the preparation of the financial statements referred to in
Section 5.13 (except for changes concurred in by Borrower's Accountants).

           "Good Faith Contest" means the contest of an item if: (1) the item is diligently contested in good faith, and, if appropriate, by proceedings timely instituted; (2) reserves that are adequate based on reasonably foreseeable likely outcomes are established with respect to the contested item; (3) during the period of such contest, the enforcement of any contested item is effectively stayed, delayed or postponed; and (4) the failure to pay or comply with the contested item during the period of the contest is not likely to result in a Material Adverse Change.

           "Governmental Approvals" means any authorization, consent, approval, license, permit, certification, or exemption of, registration or filing with or report or notice to, any Governmental Authority.

           "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

           "Hazardous Materials" means any pollutant, effluents, emissions, contaminants, toxic or hazardous wastes or substances, as any of those terms are defined from time to time in or for the purposes of any relevant Environmental Law, including asbestos fibers and friable asbestos, polychlorinated biphenyls, and any petroleum or hydrocarbon-based products or derivatives.

           "Initial Advance" means the first advance of proceeds of the Loans.

           "Interest Expense" means, for any period of time, Borrower's share of the consolidated interest expense (without deduction of consolidated interest income, and excluding (x) interest expense on construction loans and (y) other capitalized interest expense in respect of either construction activity or construction loans, in any such case under clauses (x) or (y), only until completion of the relevant construction) of Borrower and its Consolidated Businesses, including, without limitation or duplication (or, to the extent not so included, with the addition of), (1) the portion of any rental obligation in respect of any Capital Lease obligation allocable to interest expense in accordance with GAAP; (2) the amortization of Debt discounts; (3) any payments or fees (other than up-front fees) with respect to interest rate swap or similar agreements; and (4) the interest expense and items listed in clauses (1) through
(3) above applicable to each of the UJVs multiplied by Borrower's respective beneficial interests in the UJVs, in all cases as reflected in Borrower's Consolidated Financial Statements.

           "Interest Period" means, (1) with respect to any LIBOR Loan, the period commencing on the date the same is advanced, converted from a Base Rate Loan or Continued, as the case may be, and ending, as Borrower may select pursuant to Section 2.05, on the numerically corresponding day in the first, second or third calendar month thereafter, provided that each such Interest Period which commences on the last Banking Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Day of the appropriate calendar month; (2) with respect to any LIBOR Bid Rate Loan, the period commencing on the date the same is advanced and ending, as Borrower may select pursuant to Section 2.02, on the numerically corresponding day in the first, second or third calendar month thereafter, provided that each such Interest Period which commences on the last Banking Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Day of the appropriate calendar month; and (3) with respect to any Absolute Bid Rate Loan, the period commencing on the date the same is advanced and ending, as Borrower may select pursuant to Section 2.02, provided, however, that each such period shall not be less than fourteen (14) days nor more than ninety (90) days.

           "Invitation for Bid Rate Quotes" has the meaning specified in Section
2.02 (b).

           "Law" means any federal, state or local statute, law, rule, regulation, ordinance, order, code, or rule of common law, now or hereafter in effect, and in each case as amended, and any judicial or administrative order, consent decree or judgment.

           "Letter of Credit" has the meaning specified in Section 2.16(a).

           "LIBOR Auction" means a solicitation of Bid Rate Quotes setting forth LIBOR Bid Margins pursuant to Section 2.02.

           "LIBOR Base Rate" means, with respect to any Interest Period therefor, the rate per annum (rounded up, if necessary, to the nearest 1/100 of 1%) that appears on Dow Jones Page 3750 at approximately 11:00 a.m. (London time) on the date (the "LIBOR Determination Date") two (2) Banking Days prior to the first day of the applicable Interest Period, for the same period of time as the Interest Period; or, if such rate does not appear on Dow Jones Page 3750 as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date, the rate (rounded up, if necessary, to the nearest 1/100 of 1%) for deposits in Dollars for a period comparable to the applicable Interest Period that appears on the Reuters Screen LIBOR Page as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date. If such rate does not appear on either Dow Jones Page 3750 or on the Reuters Screen LIBOR Page as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date, the LIBOR Base Rate for the Interest Period will be determined on the basis of the offered rates for deposits in Dollars for the same period of time as such Interest Period that are offered by four (4) major banks in the London interbank market at approximately 11:00 a.m. (London time) on the LIBOR Determination Date. Administrative Agent will request that the principal London office of each of the four (4) major banks provide a quotation of its Dollar deposit offered rate. If at least two
(2) such quotations are provided, the LIBOR Base Rate will be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the LIBOR Base Rate will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for amounts comparable to such amount requested by Borrower for the same period of time as such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York time) on the LIBOR Determination Date. In the event that Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that the LIBOR Base Rate cannot be determined. For purposes of the foregoing definition, "Dow Jones Page 3750" means the display designated as "Page 3750" on the Dow Jones Markets Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for Dollar deposits); and "Reuters Screen LIBOR Page" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBOR page on that service for the purpose of displaying interbank rates from London in Dollars).

           "LIBOR Bid Margin" has the meaning specified in Section 2.02(c)(2).

           "LIBOR Bid Rate" means the rate per annum equal to the sum of (1) the LIBOR Interest Rate for the LIBOR Bid Rate Loan and Interest Period in question and (2) the LIBOR Bid Margin.

           "LIBOR Bid Rate Loan" means a Bid Rate Loan bearing interest at the LIBOR Bid Rate.

           "LIBOR Interest Rate" means, for any LIBOR Loan or LIBOR Bid Rate Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Administrative Agent to be equal to the quotient of (1) the LIBOR Base Rate for such LIBOR Loan or LIBOR Bid Rate Loan, as the case may be, for the Interest Period therefor divided by (2) one minus the LIBOR Reserve Requirement for such LIBOR Loan or LIBOR Bid Rate Loan, as the case may be, for such Interest Period.

           "LIBOR Loan" means all or any portion (as the context requires) of any Bank's Ratable Loan which shall accrue interest at rate(s) determined in relation to LIBOR Interest Rate(s).

           "LIBOR Reserve Requirement" means, for any LIBOR Loan or LIBOR Bid Rate Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during the Interest Period for such LIBOR Loan or LIBOR Bid Rate Loan under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding $1,000,000,000 against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the LIBOR Reserve Requirement shall also reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (1) any category of liabilities which includes deposits by reference to which the LIBOR Base Rate is to be determined as provided in the definition of "LIBOR Base Rate" in this Section 1.01 or (2) any category of extensions of credit or other assets which include loans the interest rate on which is determined on the basis of rates referred to in said definition of "LIBOR Base Rate".

           "Lien" means any mortgage, deed of trust, pledge, negative pledge, security interest, hypothecation, assignment for collateral purposes, deposit arrangement, lien (statutory or other), or other security agreement or charge of any kind or nature whatsoever of any third party (excluding any right of setoff but including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Law of any jurisdiction to evidence any of the foregoing and carriers, warehousemen, mechanics and other similar inchoate liens that have been insured against in a manner reasonably satisfactory to the Required Banks).

           "Loan" means, with respect to each Bank, collectively, its Ratable Loan and Bid Rate Loan(s), and, in the case of the Swing Lender, its Swing Loan(s).

           "Loan Commitment" means, with respect to each Bank, the obligation to make a Ratable Loan in the principal amount set forth below (subject to change as a result of assignments by one or more of the Banks pursuant to the third paragraph of Section 12.05) as such amount may be reduced from time to time in accordance with the provisions of Section 2.10:

                                                                Loan
                           Bank                              Commitment
                           ----                              ----------
                          Morgan                            $120,000,000

                          Fleet                                                                          65,000,000

                           UBS                                                                           65,000,000

                      Commerzbank AG                                                                     50,000,000

                     Dresdner Bank AG                                                                    50,000,000

                First Union National Bank                                                                50,000,000

                    NationsBank, N.A.                                                                    50,000,000

              PNC Bank, National Association                                                             50,000,000

                       AMSOUTH Bank                                                                      30,000,000

            The Long Term Credit Bank of Japan                                                           25,000,000

                       Summit Bank                                                                       25,000,000

                The Sumitomo Bank, Limited                                                               20,000,000

                          TOTAL:                                                                       $600,000,000
                                                                                                       ============


           "Loan Documents" means this Agreement, the Notes, the Authorization Letter and the Solvency Certificate.

           "Majority Banks" means at any time the Banks having Pro Rata Shares aggregating at least 51%; provided, however, that during the existence of an Event of Default, the "Majority Banks" shall be the Banks holding at least 51% of the then aggregate unpaid principal amount of the Loans. For purposes of this definition, a Bank's Loan shall be deemed to include its participating interest in Swing Loans pursuant to Section 2.18(c) and the Swing Lender's Loans shall be deemed to exclude such participating interests of other Banks.

           "Material Adverse Change" means an effect resulting from any circumstance or event or series of circumstances or events, of whatever nature, which does or could reasonably be expected to, on more than an interim basis, either (1) materially and adversely impair the ability of Borrower and its Consolidated Businesses, taken as a whole, to fulfill its material obligations or (2) cause a Default.

           "Material Affiliates" means the Affiliates of Borrower described on EXHIBIT C, together with (or excluding) any Affiliates of Borrower which are hereafter from time to time reasonably determined by Administrative Agent to be material (or no longer material), upon written notice to Borrower, based on the most recent Borrower's Consolidated Financial Statements.

           "Maturity Date" means July 1, 2001, subject to extension in accordance with Section 2.19.

           "Moody's" means Moody's Investors Service, Inc.

           "Morgan" has the meaning specified in the preamble.

           "Multiemployer Plan" means a Plan defined as such in Section 3(37) of ERISA to which contributions have been made by Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

           "Note" and "Notes" have the respective meanings specified in Section 2.08.

           "Obligations" means each and every obligation, covenant and agreement of Borrower, now or hereafter existing, contained in this Agreement, and any of the other Loan Documents, whether for principal, reimbursement obligations, interest, fees, expenses, indemnities or otherwise, and any amendments or supplements thereto, extensions or renewals thereof or replacements therefor, including but not limited to all indebtedness, obligations and liabilities of Borrower to Administrative Agent and any Bank now existing or hereafter incurred under or arising out of or in connection with the Notes, this Agreement, the other Loan Documents, and any documents or instruments executed in connection therewith; in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, and including all indebtedness of Borrower, under any instrument now or hereafter evidencing or securing any of the foregoing.

           "Parent" means, with respect to any Bank, any Person controlling such Bank.

           "Participant" and "Participations" have the respective meanings specified in Section 12.05.

           "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

           "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

           "Plan" means any employee benefit or other plan established or maintained, or to which contributions have been made, by Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or to which Section 412 of the Code applies.

           "Presence", when used in connection with any Environmental Discharge or Hazardous Materials, means and includes presence, generation, manufacture, installation, treatment, use, storage, handling, repair, encapsulation, disposal, transportation, spill, discharge and release.

           "Prime Rate" means the variable per annum rate of interest designated from time to time by Fleet National Bank at its principal office in Boston, Massachusetts as its "prime Rate" (it being understood that the "prime rate" is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer).

           "Pro Rata Share" means, for purposes of this Agreement and with respect to each Bank, a fraction, the numerator of which is the amount of such Bank's Loan Commitment and the denominator of which is the Total Loan Commitment.

           "Prohibited Transaction" means any transaction proscribed by Section 406 of ERISA or Section 4975 of the Code and to which no statutory or administrative exemption applies.

           "Ratable Loan" has the meaning specified in Section 2.01(b).

           "Ratable Loan Note" has the meaning specified in Section 2.08.

           "Recourse Debt" means Debt, recourse for the satisfaction of which is not limited to specified collateral.

           "Refunded Swing Loans" and "Refunding Date" have the respective meanings specified in Section 2.18.

           "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time, or any similar Law from time to time in effect.

           "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

           "Regulatory Change" means, with respect to any Bank, any change after the date of this Agreement in United States federal, state, municipal or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including such Bank of or under any United States, federal, state, municipal or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

           "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty (30) day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg.
Section 2615.

           "Required Banks" means at any time the Banks having Pro Rata Shares aggregating at least 66 2/3%; provided, however, that during the existence of an Event of Default, the "Required Banks" shall be the Banks holding at least 66 2/3% of the then aggregate unpaid principal amount of the Loans. For purposes of this definition, a Bank's Loan shall be deemed to include its participating interest in Swing Loans pursuant to Section 2.18(c) and the Swing Lender's Loans shall be deemed to exclude such participating interests of other Banks.

           "Secured Indebtedness" means that portion of Total Outstanding Indebtedness that is secured.

           "Solvency Certificate" means a certificate in the form of EXHIBIT D, to be delivered by Borrower pursuant to the terms of this Agreement.

           "Solvent" means, when used with respect to any Person, that the fair value of the property of such Person, on a going concern basis, is greater than the total amount of liabilities (including, without limitation, contingent liabilities) of such Person.

           "S&P" means Standard and Poor's Ratings Services, a division of McGraw-Hill Companies.

           "Supplemental Fee Letter" means, collectively, those certain letter agreements, each dated on or prior to the date hereof, between Borrower and each of Morgan, Fleet and UBS.

           "Swing Lender" means Fleet in its capacity as the lender under the Swing Loan facility described in Section 2.18, and its successors in such capacity.

           "Swing Loan" means a loan made by the Swing Lender pursuant to
Section 2.18.

           "Swing Loan Commitment" means $20,000,000.

           "Swing Loan Note" has the meaning specified in Section 2.08.

           "Swing Loan Refund Amount" has the meaning specified in Section 2.18.

           "Syndication Agent" means JP Morgan Securities, Inc.

           "Total Loan Commitment" means an amount equal to the aggregate amount of all Loan Commitments (i.e., $600,000,000).

           "Total Outstanding Indebtedness" means the sum, without duplication, of (1) Consolidated Outstanding Indebtedness; (2) Borrower's Share of UJV Combined Outstanding Indebtedness; and (3) Contingent Obligations.

           "UBS" has the meaning specified in the preamble.

           "UJV Combined Outstanding Indebtedness" means, as of any time, all indebtedness and liability for borrowed money, secured or unsecured, of the UJV's, on a combined basis, including mortgage and other notes payable but excluding any indebtedness which is margin indebtedness on cash and cash equivalent securities, all as reflected in the balance sheets of each of the UJVs, prepared in accordance with GAAP.

           "UJVs" means the unconsolidated joint ventures (including general and limited partnerships) in which Borrower owns a beneficial interest and which are accounted for under the equity method in Borrower's Consolidated Financial Statements.

           "Unencumbered Combined EBITDA" means that portion of Combined EBITDA attributable to Unencumbered Wholly-Owned Assets (assuming corporate overhead is allocated proportionately to Unencumbered Wholly-Owned Assets).

           "Unencumbered Wholly-Owned Assets" means income-producing assets, reflected on Borrower's Consolidated Financial Statements, wholly owned, directly or indirectly, by Borrower which (1) are not, and the direct or indirect interests of Borrower therein are not, subject to any Lien to secure all or any portion of Secured Indebtedness or any other encumbrances which, in the reasonable judgment of Co-Agents, may diminish the value of the asset in question and (2) complies with the occupancy requirements set forth in the immediately following sentence. In order to qualify as an Unencumbered Wholly-Owned Asset for a particular calendar quarter an asset must (1) have average occupancy for the twelve (12)-month period ending with such quarter of 85% or more and (2) have average quarterly occupancy for at least three (3) of the four (4) calendar quarters during such twelve (12)-month period of 85% or more.

           "Unsecured Debt Yield" means, for any calendar quarter, the ratio of
(1) Unencumbered Combined EBITDA for such quarter to (2) Unsecured Indebtedness as of the end of such calendar quarter.

           "Unsecured Indebtedness" means that portion of Total Outstanding Indebtedness that is unsecured.

           "Unsecured Interest Expense" means that portion of Interest Expense relating to Unsecured Indebtedness.

           Section 1.02 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP.

           Section 1.03 Computation of Time Periods. Except as otherwise provided herein, in this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until" each means "to but excluding".

           Section 1.04 Rules of Construction. Except as provided otherwise, when used in this Agreement (1) "or" is not exclusive; (2) a reference to a Law includes any amendment or modification to such Law; (3) a reference to a Person includes its permitted successors and permitted assigns; (4) all references to the singular shall include the plural and vice versa; (5) a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms and as permitted by the Loan Documents; (6) all references to Articles, Sections or Exhibits shall be to Articles, Sections and Exhibits of this Agreement unless otherwise indicated; (7) "hereunder", "herein", "hereof" and the like refer to this Agreement as a whole; and (8) all Exhibits to this Agreement shall be incorporated into this Agreement.

                                   ARTICLE II

                                    THE LOANS

           Section 2.01 Ratable Loans; Bid Rate Loans; Purpose. (a) Subject to the terms and conditions of this Agreement, the Banks agree to make loans to Borrower as provided in this Article II.

           (b) Each of the Banks severally agrees to make a loan to Borrower (each such loan by a Bank, a "Ratable Loan") in an amount up to its Loan Commitment pursuant to which the Bank shall from time to time advance and re-advance to Borrower an amount equal to its Pro Rata Share of the excess (the "Available Total Loan Commitment") of the Total Loan Commitment over the sum of
(1) all previous advances (including Bid Rate Loans and Swing Loans) made by the Banks which remain unpaid and (2) the outstanding amount of all Letters of Credit. Within the limits set forth herein, Borrower may borrow from time to time under this paragraph (b) and prepay from time to time pursuant to Section
2.09 (subject, however, to the restrictions on prepayment set forth in said Section), and thereafter re-borrow pursuant to this paragraph (b). The Ratable Loans may be outstanding as (1) Base Rate Loans; (2) LIBOR Loans; or (3) a combination of the foregoing, as Borrower shall elect and notify Administrative Agent in accordance with Section 2.14. The LIBOR Loan, Bid Rate Loan and Base Rate Loan of each Bank shall be maintained at such Bank's Applicable Lending Office.

           (c) In addition to Ratable Loans pursuant to paragraph (b) above, so long as Borrower's Credit Rating is BBB- or better by S&P or Baa(3) or better by Moody's, one or more Banks may, at Borrower's request and in their sole discretion, make non-ratable loans which shall bear interest at the LIBOR Bid Rate in accordance with Section 2.02 (such loans being referred to in this Agreement as "Bid Rate Loans"). Borrower may borrow Bid Rate Loans from time to time pursuant to this paragraph (c) in an amount up to the Available Total Loan Commitment at the time of the borrowing (taking into account any repayments of the Loans made simultaneously therewith) and shall repay such Bid Rate Loans as required by Section 2.08, and it may thereafter re-borrow pursuant to this paragraph (c); provided, however, that the aggregate outstanding principal amount of Bid Rate Loans at any particular time shall not exceed the Bid Borrowing Limit.

           (d) The obligations of the Banks under this Agreement are several, and no Bank shall be responsible for the failure of any other Bank to make any advance of a Loan to be made by such other Bank. However, the failure of any Bank to make any advance of the Loan to be made by it hereunder on the date specified therefor shall not relieve any other Bank of its obligation to make any advance of its Loan specified hereby to be made on such date.

           (e) Borrower shall use the proceeds of the Loans for general capital and working capital requirements of Borrower and its Consolidated Businesses and UJVs (which shall include, but not be limited to, Acquisitions and/or costs incurred in connection with the development, construction or reconstruction of multi-family real estate properties). In no event shall proceeds of the Loans be used in a manner that would violate Regulation U or in connection with a hostile acquisition.

           Section 2.02 Bid Rate Loans. (a) When Borrower wishes to request offers from the Banks to make Bid Rate Loans, it shall transmit to Administrative Agent by facsimile a request (a "Bid Rate Quote Request") substantially in the form of EXHIBIT G-1 so as to be received not later than 12:00 Noon (New York time) on (x) the fifth Banking Day prior to the date for funding of the LIBOR Bid Rate Loan(s) proposed therein in the case of a LIBOR Auction or (y) the second Banking Day prior to the date for funding of the Absolute Bid Rate Loan(s) proposed therein in the case of an Absolute Rate Auction, specifying:

           (1) the proposed date of funding of the Bid Rate Loan(s), which shall be a Banking Day;

           (2) the aggregate amount of the Bid Rate Loans requested, which shall be $20,000,000 or a larger integral multiple of $500,000;

           (3) the duration of the Interest Period(s) applicable thereto, subject to the provisions of the definition of "Interest Period" in Section
     1.01 and the provisions of Section 2.05; and

           (4) whether the Bid Rate Quotes requested are to set forth a LIBOR Bid Margin (to be used to compute the LIBOR Bid Rate) or an Absolute Bid Rate.

Borrower may request offers to make Bid Rate Loans for more than one (1) Interest Period in a single Bid Rate Quote Request. No more than two (2) Bid Rate Quote Requests may be submitted by Borrower during any calendar month and no more than twenty-four (24) Bid Rate Quote Requests per year may be submitted by Borrower.

           (b) Promptly (the same day, if possible) upon receipt of a Bid Rate Quote Request, Administrative Agent shall send to the Banks by facsimile an invitation (an "Invitation for Bid Rate Quotes") substantially in the form of EXHIBIT G-2, which shall constitute an invitation by Borrower to the Banks to submit Bid Rate Quotes offering to make Bid Rate Loans to which such Bid Rate Quote Request relates in accordance with this Section.

           (c)    (1)     Each Bank may submit a Bid Rate Quote containing an
offer or offers to make Bid Rate Loans in response to any Invitation for Bid Rate Quotes. Each Bid Rate Quote must comply with the requirements of this paragraph (c) and must be submitted to Administrative Agent by facsimile not later than (x) 2:00 p.m. (New York time) on the fourth Banking Day prior to the proposed date of the LIBOR Bid Rate Loan(s) in the case of a LIBOR Auction or
(y) 9:30 a.m. (New York time) on the Banking Day immediately preceding the proposed date of the Absolute Bid Rate Loan(s) in the case of an Absolute Rate Auction; provided that Bid Rate Quotes submitted by Administrative Agent (or any Affiliate of Administrative Agent) in its capacity as a Bank may be submitted, and may only be submitted, if Administrative Agent or such Affiliate notifies Borrower of the terms of the offer or offers contained therein not later than
(x) one (1) hour prior to the deadline for the other Banks in the case of a LIBOR Auction or (y) thirty (30) minutes prior to the deadline for the other Banks in the case of an Absolute Rate Auction. Any Bid Rate Quote so made shall (subject to Borrower's satisfaction of the conditions precedent set forth in this Agreement to its entitlement to an advance) be irrevocable except with the written consent of Administrative Agent given on the instructions of Borrower. Bid Rate Loans to be funded pursuant to a Bid Rate Quote may, as provided in Section 12.16, be funded by a Bank's Designated Lender. A Bank making a Bid Rate Quote shall, if then known, specify in its Bid Rate Quote whether the related Bid Rate Loans are intended to be funded by such Bank's Designated Lender, as provided in Section 12.16, provided, however, that whether or not the same is specified in a Bank's Bid Rate Quote, such Bank's Bid Rate Loan(s) may be funded by its Designated Lender at the time of funding thereof.

           (2) Each Bid Rate Quote shall be in substantially the form of EXHIBIT G-3 and shall in any case specify:

              (i)    the proposed date of funding of the Bid Rate Loan(s);

              (ii) the principal amount of the Bid Rate Loan(s) for which each such offer is being made, which principal amount (w) may be greater than or less than the Loan Commitment of the quoting Bank, (x) must be in the aggregate $20,000,000 or a larger integral multiple of $500,000, (y) may not exceed the principal amount of Bid Rate Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Bid Rate Loans for which offers being made by such quoting Bank may be accepted;

              (iii) in the case of a LIBOR Auction, the margin above or below the applicable LIBOR Interest Rate (the "LIBOR Bid Margin") offered for each such LIBOR Bid Rate Loan, expressed as a percentage per annum (specified to the nearest 1/1,000th of 1%) to be added to (or subtracted from) the applicable LIBOR Interest Rate;

              (iv) in the case of an Absolute Rate Auction, the rate of interest, expressed as a percentage per annum (specified to the nearest 1/1,000th of 1%) (the "Absolute Bid Rate"), offered for each such Absolute Bid Rate Loan;

              (v)    the applicable Interest Period; and

              (vi)   the identity of the quoting Bank.

A Bid Rate Quote may set forth up to three (3) separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Bid Rate Quotes.

           (3)    Any Bid Rate Quote shall be disregarded if it:

              (i) is not substantially in conformity with EXHIBIT G-3 or does not specify all of the information required by sub-paragraph (c)(2) above;

              (ii) contains qualifying, conditional or similar language (except for an aggregate limitation as provided in sub-paragraph (c)(2)(ii) above);

              (iii) proposes terms other than or in addition to those set forth in the applicable Invitation for Bid Rate Quotes; or

              (iv) arrives after the time set forth in sub-paragraph (c)(1) above.


           (d) Administrative Agent shall (x) not later than 3:00 p.m. (New York time) on the fourth Banking Day prior to the proposed date of funding of the LIBOR Bid Rate Loan(s) in the case of a LIBOR Auction or (y) not later than 10:30 a.m. (New York time) on the Banking Day immediately preceding the proposed date of funding of the Absolute Bid Rate Loan(s) in the case of an Absolute Rate Auction, notify Borrower in writing of the terms of any Bid Rate Quote submitted by a Bank that is in accordance with paragraph (c). In addition, Administrative Agent shall, on the Banking Day of its receipt thereof, notify Borrower in writing of any Bid Rate Quote that amends, modifies or is otherwise inconsistent with a previous Bid Rate Quote submitted by such Bank with respect to the same Bid Rate Quote Request. Any such subsequent Bid Rate Quote shall be disregarded by Administrative Agent unless such subsequent Bid Rate Quote is submitted solely to correct a manifest error in such former Bid Rate Quote. Administrative Agent's notice to Borrower shall specify (A) the aggregate principal amount of Bid Rate Loans for which offers have been received for each Interest Period specified in the related Bid Rate Quote Request, (B) the respective principal amounts, LIBOR Bid Margins and Absolute Bid Rates so offered and (C) if applicable, limitations on the aggregate principal amount of Bid Rate Loans for which offers in any single Bid Rate Quote may be accepted.

           (e) Not later than (x) 9:30 a.m. (New York time) on the third Banking Day prior to the proposed date of funding of the LIBOR Bid Rate Loan in the case of a LIBOR Auction or (y) the Banking Day immediately preceding the proposed date of funding of the Absolute Bid Rate Loan in the case of an Absolute Rate Auction, Borrower shall notify Administrative Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to paragraph (d). A notice of acceptance shall be substantially in the form of EXHIBIT G-4 and shall specify the aggregate principal amount of offers for each Interest Period that are accepted. Borrower may accept any Bid Rate Quote in whole or in part; provided that:

              (i) the principal amount of each Bid Rate Loan may not exceed the applicable amount set forth in the related Bid Rate Quote Request or be less than $500,000 per Bank and shall be an integral multiple of $100,000;

              (ii) acceptance of offers with respect to a particular Interest Period may only be made on the basis of ascending LIBOR Bid Margins or Absolute Bid Rates, as the case may be, offered for such Interest Period from the lowest effective cost; and

              (iii) Borrower may not accept any offer that is described in sub-paragraph (c)(3) or that otherwise fails to comply with the requirements of this Agreement.

           (f) If offers are made by two (2) or more Banks with the same LIBOR Bid Margins or Absolute Bid Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Bid Rate Loans in respect of which such offers are accepted shall be allocated by Administrative Agent among such Banks as nearly as possible (in multiples of $100,000, as Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Administrative Agent shall promptly (and in any event within one (1) Banking Day after such offers are accepted) notify Borrower and each such Bank in writing of any such allocation of Bid Rate Loans. Determinations by Administrative Agent of the allocation of Bid Rate Loans shall be conclusive in the absence of manifest error.

           (g) In the event that Borrower accepts the offer(s) contained in one
(1) or more Bid Rate Quotes in accordance with paragraph (e), the Bank(s) making such offer(s) shall make a Bid Rate Loan in the accepted amount (as allocated, if necessary, pursuant to paragraph (f)) on the date specified therefor, in accordance with the procedures specified in Section 2.04, and such Bid Rate Loan shall bear interest at the accepted LIBOR Bid Rate or Absolute Bid Rate, as the case may be, for the applicable Interest Period.

           (h) Notwithstanding anything to the contrary contained herein, each Bank shall be required to fund its Pro Rata Share of the Available Total Loan Commitment in accordance with Section 2.01(b) despite the fact that any Bank's Loan Commitment may have been or may be exceeded as a result of such Bank's making Bid Rate Loans.

           (i) A Bank who is notified that it has been selected to make a Bid Rate Loan as provided above may designate its Designated Lender (if any) to fund such Bid Rate Loan on its behalf, as described in Section 12.16. Any Designated Lender which funds a Bid Rate Loan shall on and after the time of such funding become the obligee under such Bid Rate Loan and be entitled to receive payment thereof when due. No Bank shall be relieved of its obligation to fund a Bid Rate Loan, and no Designated Lender shall assume such obligation, prior to the time the applicable Bid Rate Loan is funded.

           (j) Administrative Agent shall promptly notify each Bank which submitted a Bid Rate Quote of Borrower's acceptance or non-acceptance thereof. At the request of any Bank which submitted a Bid Rate Quote, Administrative Agent will promptly notify all Banks which submitted Bid Rate Quotes of (a) the aggregate principal amount of, and (b) the range of Absolute Bid Rates or LIBOR Bid Margins of, the accepted Bid Rate Loans for each requested Interest Period.

           Section 2.03 Advances, Generally. The Initial Advance shall be in the minimum amount of $500,000 and in integral multiples of $100,000 above such amount and shall be made upon satisfaction of the conditions set forth in
Section 4.01. Subsequent advances shall be made no more frequently than weekly thereafter, upon satisfaction of the conditions set forth in Section 4.02. The amount of each advance subsequent to the Initial Advance shall be in the minimum amount of $500,000 (unless less than $500,000 is available for disbursement pursuant to the terms hereof at the time of any subsequent advance, in which case the amount of such subsequent advance shall be equal to such remaining availability) and in integral multiples of $100,000 above such amount. Additional restrictions on the amounts and timing of, and conditions to the making of, advances of Bid Rate Loans are set forth in Section 2.02.

           Section 2.04 Procedures for Advances. In the case of advances of Ratable Loans hereunder, Borrower shall submit to Administrative Agent a request for each advance, stating the amount requested and certifying the purpose, in general terms, for which such advance is to be used, no later than 11:00 a.m. (New York time) on the date, in the case of advances of Base Rate Loans, which is one (1) Banking Day, and, in the case of advances of LIBOR Loans, which is three (3) Banking Days, prior to the date the advance is to be made. In the case of advances of Swing Loans hereunder, Borrower shall submit to Administrative Agent a request for such advance, stating the amount requested and certifying the purpose, in general terms, for which such advance is to be used, no later than 11:00 a.m. (New York time) on the date which is one (1) Banking Day prior to the date the advance is to be made. In the case of advances of Bid Rate Loans hereunder, Borrower shall submit a Bid Rate Quote Request at the time specified in Section 2.02, accompanied by a certification of the purpose, in general terms, for which the advance is to be used. Administrative Agent, on the Banking Day of its receipt and approval of the request for advance, will so notify the Banks (or, in the case of Swing Loans, the Swing Lender) either by telephone or by facsimile. Not later than 11:00 a.m. (New York time) on the date of each advance, each Bank (in the case of Ratable Loans) or the applicable Bank(s) (in the case of Bid Rate Loans) or the Swing Lender (in the case of Swing Loans) shall, through its Applicable Lending Office and subject to the conditions of this Agreement, make the amount to be advanced by it on such day available to Administrative Agent, at Administrative Agent's Office and in immediately available funds for the account of Borrower. The amount so received by Administrative Agent shall, subject to the conditions of this Agreement, be made available to Borrower, in immediately available funds, by Administrative Agent's crediting an account of Borrower designated by Borrower and maintained with Administrative Agent at Administrative Agent's Office.

           Section 2.05 Interest Periods; Renewals. In the case of the LIBOR Loans and Bid Rate Loans, Borrower shall select an Interest Period of any duration in accordance with the definition of Interest Period in Section 1.01, subject to the following limitations: (1) no Interest Period may extend beyond the Maturity Date; and (2) if an Interest Period would end on a day which is not a Banking Day, such Interest Period shall be extended to the next Banking Day, unless such Banking Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Banking Day. Only twelve (12) discrete segments of a Bank's Ratable Loan bearing interest at a LIBOR Interest Rate, for a designated Interest Period, pursuant to a particular Election, Conversion or Continuation, may be outstanding at any one time (each such segment of each Bank's Ratable Loan corresponding to a proportionate segment of each of the other Banks' Ratable Loans).

           Upon notice to Administrative Agent as provided in Section 2.14, Borrower may Continue any LIBOR Loan on the last day of the Interest Period of the same or different duration in accordance with the limitations provided above. If Borrower shall fail to give notice to Administrative Agent of such a Continuation, such LIBOR Loan shall automatically become a LIBOR Loan with an Interest Period of one (1) month on the last day of the current Interest Period. Administrative Agent shall notify each of the Banks, either by telephone or by facsimile, at least two (2) Banking Days prior to the termination of the Interest Period in question in the event of such failure by Borrower to give such notice of Continuation.

           Section 2.06 Interest. Borrower shall pay interest to Administrative Agent for the account of the applicable Bank on the outstanding and unpaid principal amount of the Loans, at a rate per annum as follows: (1) for Base Rate Loans at a rate equal to the Base Rate plus the Applicable Margin;
(2) for LIBOR Loans at a rate equal to the applicable LIBOR Interest Rate plus the Applicable Margin; (3) for LIBOR Bid Rate Loans at a rate equal to the applicable LIBOR Bid Rate; (4) for Absolute Bid Rate Loans at a rate equal to the applicable Absolute Bid Rate; and (5) for Swing Loans at a three (3)-day LIBOR rate, as determined by the Swing

Lender. Any principal amount not paid when due (when scheduled, at acceleration or otherwise) shall bear interest thereafter, payable on demand, at the Default Rate.

           The interest rate on Base Rate Loans shall change when the Base Rate changes. Interest on Base Rate Loans, LIBOR Loans, Bid Rate Loans and Swing Loans shall not exceed the maximum amount permitted under applicable law. Interest shall be calculated for the actual number of days elapsed on the basis of, in the case of Base Rate Loans, LIBOR Loans, Bid Rate Loans and Swing Loans, three hundred sixty (360) days.

           Accrued interest shall be due and payable in arrears upon and with respect to any payment or prepayment of principal and, (x) in the case of Base Rate Loans, LIBOR Loans and Swing Loans, on the first Banking Day of each calendar month and (y) in the case of Bid Rate Loans, at the expiration of the Interest Period applicable thereto; provided, however, that interest accruing at the Default Rate shall be due and payable on demand.

           Section 2.07 Fees. (a) Borrower agrees to pay to and for the accounts of the parties specified therein, the fees provided for in the Supplemental Fee Letter.

           (b) Borrower shall pay to Administrative Agent for the account of each Bank a facility fee computed on the daily Loan Commitment of such Bank (irrespective of usage) at a rate per annum equal to the daily Facility Fee Rate, calculated on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed. The accrued facility fee shall be due and payable quarterly in arrears on the tenth (10th) day of October, January, April and July of each year, commencing on the first such date after the Closing Date, and upon the Maturity Date (as stated or by acceleration or otherwise) or earlier termination of the Loan Commitments.

           Section 2.08 Notes. The Ratable Loan made by each Bank under this Agreement shall be evidenced by, and repaid with interest in accordance with, a single promissory note of Borrower in the form of EXHIBIT B duly completed and executed by Borrower, in the principal amount equal to such Bank's Loan Commitment, payable to such Bank for the account of its Applicable Lending Office (each such note, as the same may hereafter be amended, modified, extended, severed, assigned, renewed or restated from time to time, including any substitute notes pursuant to Section 3.07 or 12.05, a "Ratable Loan Note"). The Bid Rate Loans of the Banks shall be evidenced by a single global promissory note of Borrower, in the form of EXHIBIT B-1, duly completed and executed by Borrower, in the principal amount of $400,000,000, payable to Administrative Agent for the account of the respective Banks making Bid Rate Loans (such note, as the same may hereafter be amended, modified, extended, severed, assigned, substituted, renewed or restated from time to time, the "Bid Rate Loan Note"). The Swing Loan of the Swing Lender shall be evidenced by, and repaid with interest in accordance with, a promissory note of Borrower, in the form of EXHIBIT B-2, duly completed and executed by Borrower, payable to the Swing Lender (such note, as the same may hereafter be amended, modified extended, severed, assigned, substituted, renewed or restated from time to time, the "Swing Loan Note"). A particular Bank's Ratable Loan Note, together with its interest, if any, in the Bid Rate Loan Note, and, in the case of the Swing Lender, the Swing Loan Note, are referred to collectively in this Agreement as such Bank's "Note"; all such Ratable Loan Notes and interests and Swing Loan Notes are referred to collectively in this Agreement as the "Notes". The Ratable Loan Notes shall mature, and all outstanding principal and accrued interest and other sums thereunder shall be paid in full, on the Maturity Date, as the same may be accelerated. The outstanding principal amount of each Bid Rate Loan evidenced by the Bid Rate Loan Note, and all accrued interest and other sums with respect thereto, shall become due and payable to the Bank making such Bid Rate Loan at the earlier of the expiration of the Interest Period applicable thereto or the Maturity Date, as the same may be accelerated. Principal amounts evidenced by the Swing Loan Notes shall become due and payable three (3) Banking Days after said amounts are advanced.

           Each Bank is hereby authorized by Borrower to endorse on the schedule attached to the Ratable Loan Note held by it, the amount of each advance and each payment of principal received by such Bank for the account of its Applicable Lending Office(s) on account of its Ratable Loan, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Ratable Loan made by such Bank. The Swing Lender is hereby authorized by Borrower to endorse on the schedule attached to the Swing Loan Note held by it, the amount of each advance and each payment of principal received by the Swing Lender for the account of its Applicable Lending Office(s) on account of its Swing Loan, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Swing Loan made by the Swing Lender. Administrative Agent is hereby authorized by Borrower to endorse on the schedule attached to the Bid Rate Loan Note the amount of each LIBOR Bid Rate Loan and/or Absolute Bid Rate Loan, the name of the Bank making the same, the date of the advance thereof, the interest rate applicable thereto and the expiration of the Interest Period applicable thereto (i.e., the maturity date thereof). The failure by Administrative Agent or any Bank to make such notations with respect to the Loans or each advance or payment shall not limit or otherwise affect the obligations of Borrower under this Agreement or the Notes.

           In case of any loss, theft, destruction or mutilation of any Bank's Note, Borrower shall, upon its receipt of an affidavit of an officer of such Bank as to such loss, theft, destruction or mutilation and an appropriate indemnification, execute and deliver a replacement Note to such Bank in the same principal amount and otherwise of like tenor as the lost, stolen, destroyed or mutilated Note.

           Section 2.09 Prepayments. Without prepayment premium or penalty but subject to Section 3.05, Borrower may, upon at least one (1) Banking Day's notice to Administrative Agent in the case of the Base Rate Loans and Swing Loans, and at least three (3) Banking Days' notice to Administrative Agent in the case of LIBOR Loans, prepay the Ratable Loans, provided that (1) any partial prepayment under this Section shall be in integral multiples of $500,000; (2) a LIBOR Loan or Swing Loan may be prepaid at any time, subject, however, to the provisions of Section 3.05; and (3) each prepayment under this Section shall include all interest accrued on the amount of principal prepaid through the date of prepayment. Prepayment of Bid Rate Loans shall not be permitted.

           Section 2.10 Cancellation of Commitments. (a) At any time, Borrower shall have the right, without premium or penalty, to terminate any unused Loan Commitments or unused commitment of the Swing Lender to make Swing Loans, in whole or in part, from time to time, provided that: (1) Borrower shall give notice of each such termination to Administrative Agent and the Swing Lender, if applicable, no later then 10:00 a.m. (New York time) on the date which is fifteen (15) Banking Days prior to the effectiveness of such termination; (2) the Loan Commitments of each of the Banks, or Swing Lender, as applicable, must be terminated ratably and simultaneously with those of the other Banks, or Swing Lender, as applicable; and (3) each partial termination of the Loan Commitments, or commitments to make Swing Loans, as a whole (and corresponding reduction of the Total Loan Commitment) shall be in an integral multiple of $1,000,000.

           (b) The Loan Commitments, to the extent terminated, may not be reinstated.

           Section 2.11 Method of Payment. Borrower shall make each payment under this Agreement and under the Notes not later than 11:00 a.m. (New York time) on the date when due in Dollars to Administrative Agent at Administrative Agent's Office in immediately available funds. Administrative Agent will thereafter, on the day of its receipt of each such payment, cause to be distributed to each Bank (1) such Bank's appropriate share (based upon the respective outstanding principal amounts and rate(s) of interest under the Notes of the Banks) of the payments of principal and interest in like funds for the account of such Bank's Applicable Lending Office; and (2) fees payable to such Bank in accordance with the terms of this Agreement. In the event Administrative Agent fails to pay funds received from Borrower to the Banks on the date on which Borrower is credited with payment, Administrative Agent shall pay interest on such amounts at the Federal Funds Rate until such payment to the Banks is made. Borrower hereby authorizes Administrative Agent and the Banks, if and to the extent payment by Borrower is not made when due under this Agreement or under the Notes, to charge from time to time against any account Borrower maintains with Administrative Agent or any Bank any amount so due to Administrative Agent and/or the Banks.

           Except to the extent provided in this Agreement, whenever any payment to be made under this Agreement or under the Notes is due on any day other than a Banking Day, such payment shall be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of the payment of interest and other fees, as the case may be.

           Section 2.12 Elections, Conversions or Continuation of Loans. Subject to the provisions of Article III and Sections 2.05 and 2.13, Borrower shall have the right to Elect to have all or a portion of any advance of the Ratable Loans be LIBOR Loans, to Convert Base Rate Loans into LIBOR Loans, to Convert LIBOR Loans into Base Rate Loans, or to Continue LIBOR Loans as LIBOR Loans, at any time or from time to time, provided that (1) Borrower shall give Administrative Agent notice of each such Election, Conversion or Continuation as provided in Section 2.14; and (2) a LIBOR Loan may be Converted or Continued only on the last day of the applicable Interest Period for such LIBOR Loan. Except as otherwise provided in this Agreement, each Election, Continuation and Conversion shall be applicable to each Bank's Ratable Loan in accordance with its Pro Rata Share.

           Section 2.13 Minimum Amounts. With respect to the Ratable Loans as a whole, each Election and each Conversion shall be in an amount at least equal to $1,000,000 and in integral multiples of $500,000.

           Section 2.14 Certain Notices Regarding Elections, Conversions and Continuations of Loans. Notices by Borrower to Administrative Agent of Elections, Conversions and Continuations of LIBOR Loans shall be irrevocable and shall be effective only if received by Administrative Agent not later than 10:30 a.m. (New York time) on the number of Banking Days prior to the date of the relevant Election, Conversion or Continuation specified below:

                                                                   Number of Banking
                       Notice                                         Days Prior
                       ------                                      -----------------
            Conversions into Base Rate
            Loans                                                       two (2)

            Elections of, Conversions into or
            Continuations as, LIBOR Loans                               three (3)

Promptly following its receipt of any such notice, and no later than the close of business on the Banking Day of such receipt, Administrative Agent shall so advise the Banks either by telephone or by facsimile. Each such notice of Election shall specify the portion of the amount of the advance that is to be LIBOR Loans (subject to Section 2.13) and the duration of the Interest Period applicable thereto (subject to Section 2.05); each such notice of Conversion shall specify the LIBOR Loans or Base Rate Loans to be Converted; and each such notice of Conversion or Continuation shall specify the date of Conversion or Continuation (which shall be a Banking Day), the amount thereof (subject to Section 2.13) and the duration of the Interest Period applicable thereto (subject to Section 2.05). In the event that Borrower fails to Elect to have any portion of an advance of the Ratable Loans be LIBOR Loans, the entire amount of such advance shall constitute Base Rate Loans. In the event that Borrower fails to Continue LIBOR Loans within the time period and as otherwise provided in this Section, such LIBOR Loans will automatically become LIBOR Loans with an Interest Period of one (1) month on the last day of the then current applicable Interest Period for such LIBOR Loans. Administrative Agent shall notify each of the Banks, either by telephone or by facsimile, at least two (2) Banking Days prior to the termination of the Interest Period in question in the event of such failure by Borrower.

           Section 2.15 Late Payment Premium. Borrower shall, at Administrative Agent's option and upon notice to Borrower, pay to Administrative Agent for the account of the Banks a late payment premium in the amount of 4% of any payments of interest under the Loans made more than ten (10) days after the due date thereof, which shall be due with any such late payment.

           Section 2.16 Letters of Credit. (a) Borrower, by notice to Administrative Agent, may request, in lieu of advances of proceeds of the Ratable Loans, that Administrative Agent issue unconditional, irrevocable standby letters of credit (each, a "Letter of Credit") for the account of Borrower, payable by sight drafts, for such beneficiaries and with such other terms as Borrower shall specify. Promptly upon issuance of a Letter of Credit, Administrative Agent shall notify each of the Banks.

           (b) The amount of any Letter of Credit shall be limited to the lesser of (x) $75,000,000 less the aggregate amount of all Letters of Credit theretofore issued or (y) the Available Total Loan Commitment, it being understood that the amount of each Letter of Credit issued and outstanding shall effect a reduction, by an equal amount, of the Available Total Loan Commitment (such reduction to be allocated to each Bank's Ratable Loan ratably in accordance with the Banks' respective Pro Rata Shares).

           (c) The amount of each Letter of Credit shall be further subject to the limitations applicable to amounts of advances set forth in Section 2.03 and the procedures for the issuance of each Letter of Credit shall be the same as the procedures applicable to the making of advances as set forth in the first sentence of Section 2.04. Administrative Agent's issuance of each Letter of Credit shall be subject to Administrative Agent's determination that Borrower has satisfied all conditions precedent to its entitlement to an advance of proceeds of the Loans.

           (d) Each Letter of Credit shall expire no later than one (1) month prior to the Maturity Date, but may have a so-called "evergreen" clause allowing for the extension of the expiration date thereof upon the extension of the Maturity Date pursuant to Section 2.19.

           (e) In connection with, and as a further condition to the issuance of, each Letter of Credit, Borrower shall execute and deliver to Administrative Agent an application for the Letter of Credit on Administrative Agent's standard form therefor, together with such other documents, opinions and assurances as Administrative Agent shall reasonably require.

           (f) In connection with each Letter of Credit, Borrower hereby covenants to pay to Administrative Agent the following fees: (1) a fee, payable quarterly in arrears (on the first Banking Day of each calendar quarter following the issuance of the Letter of Credit), for the account of the Banks, computed daily on the amount of the Letter of Credit issued and outstanding at a rate per annum equal to the "Banks' L/C Fee Rate" (as hereinafter defined) and
(2) the fee, for Administrative Agent's own account, required by the Supplemental Fee Letter between Borrower and Fleet. For purposes of this Agreement, the "Banks' L/C Fee Rate" shall mean, at any time, a rate per annum equal to the Applicable Margin for LIBOR Loans less 0.125% per annum. It is understood and agreed that the last installment of the fees provided for in this paragraph (f) with respect to any particular Letter of Credit shall be due and payable on the first day of the calendar quarter following the return, undrawn, or cancellation of such Letter of Credit and Borrower's receipt of notice from Administrative Agent.

           (g) The parties hereto acknowledge and agree that, immediately upon notice from Administrative Agent of any drawing under a Letter of Credit, each Bank shall, notwithstanding the existence of a Default or Event of Default or the non-satisfaction of any conditions precedent to the making of an advance of the Loans, advance proceeds of its Ratable Loan, in an amount equal to its Pro Rata Share of such drawing, which advance shall be made to Administrative Agent to reimburse Administrative Agent, for its own account, for such drawing. Each of the Banks further acknowledges that its obligation to fund its Pro Rata Share of drawings under Letters of Credit as aforesaid shall survive the Banks' termination of this Agreement or enforcement of remedies hereunder or under the other Loan Documents.

           (h) Borrower agrees, upon the occurrence of an Event of Default and at the written request of Administrative Agent, (1) to deposit with Administrative Agent cash collateral in the amount of all the outstanding Letters of Credit, which cash collateral shall be held by Administrative Agent as security for Borrower's obligations in connection with the Letters of Credit and (2) to execute and deliver to Administrative Agent such documents as Administrative Agent reasonably requests to confirm and perfect the assignment of such cash collateral to Administrative Agent.

           Section 2.17   Intentionally Omitted.

           Section 2.18 Swing Loans. (a) During the term of this Agreement, the Swing Lender agrees, on the terms and conditions set forth in this Agreement, to make advances to Borrower pursuant to this Section from time to time in amounts such that (i) the aggregate of such advance and amount of Swing Loans theretofore advanced and still outstanding does not at any time exceed the Swing Loan Commitment and (ii) the amount of such advance does not exceed the Available Total Loan Commitment. Each advance under this Section shall be in an aggregate principal amount of $1,000,000 or a larger multiple of $100,000 (except that any such advance may be in the aggregate available amount of Swing Loans determined in accordance with the immediately preceding sentence). With the foregoing limits, Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.09, prepay Swing Loans and reborrow under this Section at any time during the term of this Agreement.

           (b) The Swing Lender shall, on behalf of Borrower (which hereby irrevocably directs the Swing Lender to act on its behalf), on notice given by the Swing Lender no later than 1:00 p.m. (New York time) on the Banking Day immediately following the funding of any Swing Loan, request each Bank to make, and each Bank hereby agrees to make, an advance of its Ratable Loan, in an amount (with respect to each Bank, its "Swing Loan Refund Amount") equal to such Bank's Pro Rata Share of the aggregate principal amount of the Swing Loans (the "Refunded Swing Loans") outstanding on the date of such notice, to repay the Swing Lender. Unless any of the events described in paragraph (5) of Section
9.01 with respect to Borrower shall have occurred and be continuing (in which case the procedures of paragraph (c) of this Section shall apply), each Bank shall make such advance of its Ratable Loan available to Administrative Agent at Administrative Agent's Office in immediately available funds, not later than 1:00 p.m. (New York time), on the third Banking Day immediately following the date of such notice. Administrative Agent shall pay the proceeds of such advance of Ratable Loans to the Swing Lender, which shall immediately apply such proceeds to repay Refunded Swing Loans. Effective on the day such advances of Ratable Loans are made, the portion of the Swing Loans so paid shall no longer be outstanding as Swing Loans, shall no longer be due as Swing Loans under the Swing Loan Note held by the Swing Lender, and shall be due as Ratable Loans under the respective Ratable Loan Notes issued to the Banks (including the Swing Lender). Borrower authorizes the Swing Lender to charge Borrower's accounts with Administrative Agent (up to the amount available in each such accounts) in order to immediately pay the amount of such Refunded Swing Loans to the extent amounts received from the Banks are not sufficient to repay in full such Refunded Swing Loans.

           (c) If, prior to the time advances of Ratable Loans would have otherwise been made pursuant to paragraph (b) of this Section, one of the events described in paragraph (5) of Section 9.01 with respect to the Borrower shall have occurred and be continuing, each Bank shall, on the date such advances were to have been made pursuant to the notice referred to in paragraph (b) of this Section (the "Refunding Date"), purchase an undivided participating interest in the Swing Loans in an amount equal to such Bank's Swing Loan Refund Amount. On the Refunding Date, each Bank shall transfer to the Swing Lender, in immediately available funds, such Bank's Swing Loan Refund Amount, and upon receipt thereof, the Swing Lender shall deliver to such Bank a Swing Loan participation certificate dated the date of the Swing Lender's receipt of such funds and in the Swing Loan Refund Amount of such Bank.

           (d) Whenever, at any time after the Swing Lender has received from any Bank such Bank's Swing Loan Refund Amount pursuant to paragraph (c) of this Section, the Swing Lender receive any payment on account of the Swing Loans in which the Banks have purchased participations pursuant to said paragraph (c), the Swing Lender will promptly distribute to each such Bank its ratable share (determined on the basis of the Swing Loan Refund Amounts of all of the Banks) of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Lender is required to be returned, such Bank will return to the Swing Lender any portion thereof previously distributed to it by the Swing Lender.

           (e) Each Bank's obligation to transfer the amount of a Loan to the Swing Lender as provided in paragraph (b) of this Section or to purchase a participating interest pursuant to paragraph (c) of this Section shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Bank, Borrower or any other Person may have against the Swing Lender or any other Person, (ii) the occurrence or continuance of a Default or an Event of Default, the termination or reduction of the Loan Commitments or the non-satisfaction of any condition precedent to the making of any advance of the Loans, (iii) any adverse change in the condition (financial or otherwise) of Borrower or any other Person, (iv) any breach of this Agreement by Borrower, any other Bank or any other Person or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

           (f) Notwithstanding anything above in this Section or elsewhere in this Agreement to the contrary, in the event that the Swing Lender funds a Swing Loan hereunder when it has actual knowledge that a monetary Default, or material Event of Default (which, for the avoidance of doubt shall include any violation of any provision of Article VII or Article VIII) has occurred and is continuing, the Banks shall have the option to make Ratable Loans to fund their ratable shares of such Swing Loan as contemplated in paragraph (b) of this Section or to purchase participations as contemplated in paragraph (c) of this Section.

           (g) For purposes of Article III, Swing Loans shall be deemed to be LIBOR Loans.

           Section 2.19 Extension Of Maturity. (a) Borrower shall have the option (the "Extension Option") to extend the original Maturity Date for a period of one (1) year. Subject to the conditions set forth below, Borrower may exercise the Extension Option by delivering a written notice to Administrative Agent not less than one hundred twenty (120) days prior to the original Maturity Date (a "Notice to Extend"), stating that Borrower has elected to extend the original Maturity Date for one (1) year. Borrower's delivery of the Notice to Extend shall be irrevocable and Borrower's right to exercise the Extension Option shall be subject to the following terms and conditions: (i) there shall exist no Event of Default on both the date Borrower delivers the Notice to Extend to Administrative Agent and on the original Maturity Date, (ii) Borrower shall have paid to Administrative Agent for the account of each Bank an extension fee equal to 0.10% of such Bank's Loan Commitment simultaneously with delivery of the Notice to Extend and (iii) Borrower shall be in compliance with the covenants contained in Articles VII and VIII.

           (b) If Borrower shall have effectively exercised the Extension Option pursuant to paragraph (a) above, Borrower may request a one-year extension of the Maturity Date, as so extended, by delivering a written request therefor to Administrative Agent not more than six (6) months or less than one hundred twenty (120) days prior to such Maturity Date (a "Request to Extend"). Administrative Agent shall notify the Banks of its receipt of the Request to Extend and each Bank shall give notice in writing to Administrative Agent not less than ninety (90) days prior to the Maturity Date to be extended of such Bank's acceptance or rejection of such Request to Extend. If all the Banks shall have notified Administrative Agent on or prior to the date which is ninety (90) days prior to the Maturity Date to be extended that they accept such request, the Maturity Date shall be extended for one (1) year. If any Bank shall not have notified Administrative Agent on or prior to the date which is ninety (90) days prior to the Maturity Date to be extended that it accepts such Request to Extend, the Maturity Date shall not be extended. Administrative Agent shall notify Borrower and the Banks whether the Request to Extend has been accepted by all of the Banks. If the Request to Extend is accepted by all of the Banks, the Maturity Date shall be extended for one (1) year. The effectiveness of the acceptance of the Request to Extend shall be subject to the following terms and conditions: (i) there shall exist no Event of Default on both the date Borrower delivers the Request to Extend to Administrative Agent and on the Maturity Date to be extended, (ii) Borrower shall pay to Administrative Agent for the account of each Bank an extension fee equal to 0.10% of such Bank's Loan Commitment within five (5) Banking Days after receipt of notice from Administrative Agent that the Request to Extend has been accepted by all of the Banks and (iii) Borrower shall be in compliance with the covenants contained in Articles VII and VIII.

                                  ARTICLE III

                       YIELD PROTECTION; ILLEGALITY, ETC.

           Section 3.01 Additional Costs. Borrower shall pay directly to each Bank from time to time on demand such amounts as such Bank may determine to be necessary to compensate it for any increased costs which such Bank determines are attributable to its making or maintaining a LIBOR Loan or a LIBOR Bid Rate Loan, or its obligation to make or maintain a LIBOR Loan or a LIBOR Bid Rate Loan, or its obligation to Convert a Base Rate Loan to a LIBOR Loan hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of its LIBOR Loan or LIBOR Bid Rate Loan(s) or such obligations (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), in each case resulting from any Regulatory Change which:

           (1) changes the basis of taxation of any amounts payable to such Bank under this Agreement or the Notes in respect of any such LIBOR Loan or LIBOR Bid Rate Loan (other than changes in the rate of general corporate, franchise, branch profit, net income or other income tax imposed on such Bank or its Applicable Lending Office by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office); or

           (2) (other than to the extent the LIBOR Reserve Requirement is taken into account in determining the LIBOR Rate at the commencement of the applicable Interest Period) imposes or modifies any reserve, special deposit, deposit insurance or assessment, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any LIBOR Loan or LIBOR Bid Rate Loan or any deposits referred to in the definition of "LIBOR Interest Rate" in Section 1.01), or any commitment of such Bank (including such Bank's Loan Commitment hereunder); or

           (3) imposes any other condition affecting this Agreement or the Notes (or any of such extensions of credit or liabilities).

           Without limiting the effect of the provisions of the first paragraph of this Section, in the event that, by reason of any Regulatory Change, any Bank either (1) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits of other liabilities of such Bank which includes deposits by reference to which the LIBOR Interest Rate is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes loans based on the LIBOR Interest Rate or (2) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to Borrower (with a copy to Administrative Agent), the obligation of such Bank to permit Elections of, to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended (in which case the provisions of Section 3.04 shall be applicable) until such Regulatory Change ceases to be in effect.

           Determinations and allocations by a Bank for purposes of this Section of the effect of any Regulatory Change pursuant to the first or second paragraph of this Section, on its costs or rate of return of making or maintaining its Loan or portions thereof or on amounts receivable by it in respect of its Loan or portions thereof, and the amounts required to compensate such Bank under this Section, shall be included in a calculation of such amounts given to Borrower and shall be conclusive absent manifest error.

           Section 3.02 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of the LIBOR Interest Rate for any Interest Period:

           (1) Administrative Agent reasonably determines (which determination shall be conclusive), and provides Borrower, in writing, with reasonable detail supporting such determination, that quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR Interest Rate" in Section 1.01 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for the LIBOR Loans or LIBOR Bid Rate Loans as provided in this Agreement; or

           (2) a Bank reasonably determines (which determination shall be conclusive), and provides Borrower, in writing, with reasonable detail supporting such determination, and promptly notifies Administrative Agent that the relevant rates of interest referred to in the definition of "LIBOR Interest Rate" in Section 1.01 upon the basis of which the rate of interest for LIBOR Loans or LIBOR Bid Rate Loans for such Interest Period is to be determined do not adequately cover the cost to such Bank of making or maintaining such LIBOR Loan or LIBOR Bid Rate Loan for such Interest Period;

then Administrative Agent shall give Borrower prompt notice thereof, and so long as such condition remains in effect, the Banks (or, in the case of the circumstances described in clause (2) above, the affected Bank) shall be under no obligation to permit Elections of LIBOR Loans, to Convert Base Rate Loans into LIBOR Loans or to Continue LIBOR Loans and Borrower shall, on the last day(s) of the then current Interest Period(s) for the affected outstanding LIBOR Loans or LIBOR Bid Rate Loans, either (x) prepay the affected LIBOR Loans or LIBOR Bid Rate Loans or (y) Convert the affected LIBOR Loans into Base Rate Loans in accordance with Section 2.12 or convert the rate of interest under the affected LIBOR Bid Rate Loans to the rate applicable to Base Rate Loans by following the same procedures as are applicable for Conversions into Base Rate Loans set forth in Section 2.12.

           Section 3.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain a LIBOR Loan or LIBOR Bid Rate Loan hereunder, to allow Elections of a LIBOR Loan or to Convert a Base Rate Loan into a LIBOR Loan, then such Bank shall promptly notify Administrative Agent and Borrower thereof and such Bank's obligation to make or maintain a LIBOR Loan or LIBOR Bid Rate Loan, or to permit Elections of, to Continue, or to Convert its Base Rate Loan into, a LIBOR Loan shall be suspended (in which case the provisions of Section 3.04 shall be applicable) until such time as such Bank may again make and maintain a LIBOR Loan or a LIBOR Bid Rate Loan.

           Section 3.04 Treatment of Affected Loans. If the obligations of any Bank to make or maintain a LIBOR Loan or a LIBOR Bid Rate Loan, or to permit an Election of a LIBOR Loan, to Continue its LIBOR Loan, or to Convert its Base Rate Loan into a LIBOR Loan, are suspended pursuant to Sections 3.01 or 3.03 (each LIBOR Loan or LIBOR Bid Rate Loan so affected being herein called an "Affected Loan"), such Bank's Affected Loan shall be automatically Converted into a Base Rate Loan (or, in the case of an Affected Loan that is a LIBOR Bid Rate Loan, the interest rate thereon shall be converted to the rate applicable to Base Rate Loans) on the last day of the then current Interest Period for the Affected Loan (or, in the case of a Conversion (or conversion) required by Sections 3.01 or 3.03, on such earlier date as such Bank may specify to Borrower).

           To the extent that such Bank's Affected Loan has been so Converted (or the interest rate thereon so converted), all payments and prepayments of principal which would otherwise be applied to such Bank's Affected Loan shall be applied instead to its Base Rate Loan (or to its LIBOR Bid Rate Loan bearing interest at the converted rate) and such Bank shall have no obligation to Convert its Base Rate Loan into a LIBOR Loan.

           Section 3.05 Certain Compensation. Other than in connection with a Conversion of an Affected Loan, Borrower shall pay to Administrative Agent for the account of the applicable Bank, upon the request of such Bank through Administrative Agent which request includes a calculation of the amount(s) due, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense which such Bank reasonably determines is attributable to:

           (1) any payment or prepayment of a LIBOR Loan or Bid Rate Loan made by such Bank, or any Conversion or Continuation of a LIBOR Loan made by such Bank, in any such case on a date other than the last day of an applicable Interest Period, whether by reason of acceleration or otherwise; or

           (2) any failure by Borrower for any reason to Convert or Continue a LIBOR Loan to be Converted or Continued by such Bank on the date specified there for in the relevant notice under Section 2.14; or

           (3) any failure by Borrower to borrow (or to qualify for a borrowing of) a LIBOR Loan or Bid Rate Loan which would otherwise be made hereunder on the date specified in the relevant Election notice under Section 2.14 or Bid Rate Quote acceptance under Section 2.02(e) given or submitted by Borrower.

           Without limiting the foregoing, such compensation shall include any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after the date of such payment, prepayment, Conversion or Continuation (or failure to Convert, Continue or borrow). A determination of any Bank as to the amounts payable pursuant to this Section shall be conclusive absent manifest error.

           Section 3.06 Capital Adequacy. If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within fifteen (15) days after demand by such Bank (with a copy to Administrative Agent), Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction. A certificate of any Bank claiming compensation under this Section, setting forth in reasonable detail the basis therefor, shall be conclusive absent manifest error.

           Section 3.07 Substitution of Banks. If any Bank (an "Affected Bank") (1) makes demand upon Borrower for (or if Borrower is otherwise required to pay) Additional Costs pursuant to Section 3.01 or (2) is unable to make or maintain a LIBOR Loan or LIBOR Bid Rate Loan as a result of a condition described in Section 3.03 or clause (2) of Section 3.02, Borrower may, within ninety (90) days of receipt of such demand or notice (or the occurrence of such other event causing Borrower to be required to pay Additional Costs or causing said Section 3.03 or clause (2) of Section 3.02 to be applicable), as the case may be, give written notice (a "Replacement Notice") to Administrative Agent and to each Bank of Borrower's intention either (x) to prepay in full the Affected Bank's Note and to terminate the Affected Bank's entire Loan Commitment or (y) to replace the Affected Bank with another financial institution (the "Replacement Bank") designated in such Replacement Notice.

           In the event Borrower opts to give the notice provided for in clause
(x) above, and if the Affected Bank shall not agree within thirty (30) days of its receipt thereof to waive the payment of the Additional Costs in question or the effect of the circumstances described in Section 3.03 or clause (2) of
Section 3.02, then, so long as no Default or Event of Default shall exist, Borrower may (notwithstanding the provisions of clause (2) of Section 2.10(a)) terminate the Affected Bank's entire Loan Commitment, provided that in connection therewith it pays to the Affected Bank all outstanding principal and accrued and unpaid interest under the Affected Bank's Note, together with all other amounts, if any, due from Borrower to the Affected Bank, including all amounts properly demanded and unreimbursed under Sections 3.01 and 3.05.

           In the event Borrower opts to give the notice provided for in clause
(y) above, and if (i) Administrative Agent shall, within thirty (30) days of its receipt of the Replacement Notice, notify Borrower and each Bank in writing that the Replacement Bank is reasonably satisfactory to Administrative Agent and (ii) the Affected Bank shall not, prior to the end of such thirty (30)-day period, agree to waive the payment of the Additional Costs in question or the effect of the circumstances described in Section 3.03 or clause (2) of Section 3.02, then the Affected Bank shall, so long as no Default or Event of Default shall exist, assign its Note and all of its rights and obligations under this Agreement to the Replacement Bank, and the Replacement Bank shall assume all of the Affected Bank's rights and obligations, pursuant to an agreement, substantially in the form of an Assignment and Assumption Agreement, executed by the Affected Bank and the Replacement Bank. In connection with such assignment and assumption, the Replacement Bank shall pay to the Affected Bank an amount equal to the outstanding principal amount under the Affected Bank's Note plus all interest accrued thereon, plus all other amounts, if any (other than the Additional Costs in question), then due and payable to the Affected Bank; provided, however, that prior to or simultaneously with any such assignment and assumption, Borrower shall have paid to such Affected Bank all amounts properly demanded and unreimbursed under Sections 3.01 and 3.05. Upon the effective date of such assignment and assumption, the Replacement Bank shall become a Bank Party to this Agreement and shall have all the rights and obligations of a Bank as set forth in such Assignment and Assumption Agreement, and the Affected Bank shall be released from its obligations hereunder, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this Section, a substitute Ratable Loan Note (and, if applicable, Swing Loan
Note) shall be issued to the Replacement Bank by Borrower, in exchange for the return of the Affected Bank's Ratable Loan Note (and, if applicable, Swing Loan
Note). The obligations evidenced by such substitute note shall constitute "Obligations" for all purposes of this Agreement and the other Loan Documents. In connection with Borrower's execution of substitute notes as aforesaid, Borrower shall deliver to Administrative Agent evidence, satisfactory to Administrative Agent, of all requisite corporate action to authorize Borrower's execution and delivery of the substitute notes and any related documents. If the Replacement Bank is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 10.13. Each Replacement Bank shall be deemed to have made the representations contained in, and shall be bound by the provisions of, Section 10.13.

           Borrower, Administrative Agent and the Banks shall execute such modifications to the Loan Documents as shall be reasonably required in connection with and to effectuate the foregoing.

           Section 3.08 Applicability. The provisions of this Article III shall be applied to Borrower so as not to discriminate against Borrower vis-a-vis similarly situated customers of the Banks.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

           Section 4.01 Conditions Precedent to the Initial Advance. The obligations of the Banks hereunder and the obligation of each Bank to make the Initial Advance are subject to the condition precedent that Co-Agents shall have received and approved on or before the Closing Date (other than with respect to paragraph (10) below which shall be required prior to the Initial Advance) each of the following documents, and each of the following requirements shall have been fulfilled:

           (1) Fees and Expenses. The payment of (a) all fees and expenses incurred by Co-Agents and Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel) and (b) those fees specified in the Supplemental Fee Letter to be paid by Borrower on or before the Closing Date;

           (2) Notes. The Ratable Loan Notes for Fleet, Morgan, UBS and each of the other Banks signatory hereto, the Bid Rate Loan Note for Fleet, as Administrative Agent, and the Swing Note for the Swing Lender, each duly executed by Borrower;

           (3) Financial Statements. (a) Audited Consolidated Financial Statements of Avalon and Bay as of and for the year ended December 31, 1997, (b) unaudited Consolidated Financial Statements of Avalon and Bay, each certified by the chief financial officer thereof and as of and for the quarter ended March 31, 1998 and (c) the most recently prepared audited Borrower's Consolidated Financial Statements;

           (4) Evidence of Formation of Borrower. Certified (as of the Closing
     Date) copies of Borrower's certificate of incorporation and by-laws, with all amendments thereto, and a certificate of the Secretary of State of the jurisdiction of formation as to its good standing therein;

           (5) Evidence of All Corporate Action. Certified (as of the Closing
     Date) copies of all documents evidencing the corporate action taken by Borrower authorizing the execution, delivery and performance of the Loan Documents and each other document to be delivered by or on behalf of Borrower pursuant to this Agreement;

           (6) Incumbency and Signature Certificate of Borrower. A certificate (dated as of the Closing Date) of the secretary of Borrower certifying the names and true signatures of each person authorized to sign on behalf of Borrower;

           (7) Solvency Certificate. A duly executed Solvency Certificate;

           (8) Opinion of Counsel for Borrower. A favorable opinion, dated the Closing Date, of Goodwin, Procter & Hoar, counsel for Borrower, as to such matters as Administrative Agent may reasonably request;

           (9) Authorization Letter. The Authorization Letter, duly executed by Borrower;

           (10) Request for Advance. A request for an advance in accordance with Section 2.04;

           (11) Certificate. The following statements shall be true and Administrative Agent shall have received a certificate dated the Closing Date signed by a duly authorized signatory of Borrower stating, to the best of the certifying party's knowledge, the following:

        (a) All representations and warranties contained in this Agreement and in each of the other Loan Documents are true and correct on and as of the Closing Date as though made on and as of such date, and

        (b) No Default or Event of Default has occurred and is continuing, or could result from the transactions contemplated by this Agreement and the other Loan Documents;

           (12) Supplemental Fee Letter. The Supplemental Fee Letter, duly executed by Borrower;

           (13) Corporate Merger and Termination of Other Credit Facilities. Satisfactory evidence that (a) the merger of Avalon and Bay into Borrower has been effectively completed in accordance with all applicable Laws and
     (b) any and all existing credit facilities of Avalon and of Bay have been effectively terminated;

           (14) Covenant Compliance. A covenant compliance certificate of the sort required by paragraph (3) of Section 6.09;

           (15) Material Adverse Change. There shall exist no Material Adverse Change; and

           (16) Additional Materials. Such other approvals, documents, instruments or opinions as Administrative Agent or any Co-Agent may reasonably request.

           Section 4.02 Conditions Precedent to Advances After the Initial Advance. The obligation of each Bank to make advances of the Loans subsequent to the Initial Advance shall be subject to satisfaction of the following conditions precedent:

           (1) All conditions of Section 4.01 shall have been and remain satisfied as of the date of the advance;

           (2) No Default or Event of Default shall have occurred and be continuing as of the date of the advance;

           (3) Each of the representations and warranties contained in this Agreement and in each of the other Loan Documents shall be true and correct in all material respects as of the date of the advance; and

           (4) Administrative Agent shall have received a request for an advance in accordance with Section 2.04.

           Section 4.03 Deemed Representations. Each request by Borrower for, and acceptance by Borrower of, an advance of proceeds of the Loans shall constitute a representation and warranty by Borrower that, as of both the date of such request and the date of the advance (1) no Default or Event of Default has occurred and is continuing and (2) each representation or warranty contained in this Agreement or the other Loan Documents is true and correct in all material respects.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

           Borrower represents and warrants to Administrative Agent and each Bank as follows:

           Section 5.01 Due Organization. Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its assets and to transact the business in which it is now engaged, and, if applicable, is duly qualified for the conduct of business and in good standing under the laws of each other jurisdiction in which such qualification is required and where the failure to be so qualified would cause a Material Adverse Change.

           Section 5.02 Power and Authority; No Conflicts; Compliance With Laws. The execution, delivery and performance of the obligations required to be performed by Borrower of the Loan Documents does not and will not (a) require the consent or approval of its shareholders or such consent or approval has been obtained, (b) contravene either its certificate of incorporation or by-laws, (c) to the best of Borrower's knowledge, violate any provision of, or require any filing, registration, consent or approval under, any Law (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it, (d) result in a breach of or constitute a default under or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which it may be a party or by which it or its properties may be bound or affected except for consents which have been obtained, (e) result in, or require, the creation or imposition of any Lien, upon or with respect to any of its properties now owned or hereafter acquired, or (f) to the best of Borrower's knowledge, cause it to be in default under any such Law, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument; to the best of its knowledge, Borrower is in material compliance with all Laws applicable to it and its properties.

           Section 5.03 Legally Enforceable Agreements. Each Loan Document is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

           Section 5.04 Litigation. There are no actions, suits or proceedings pending or, to its knowledge, threatened against Borrower or any of its Affiliates before any court or arbitrator or any Governmental Authority which are reasonably likely to result in a Material Adverse Change.

           Section 5.05 Good Title to Properties. Borrower and each of its Material Affiliates have good, marketable and legal title to all of the properties and assets each of them purports to own (including, without limitation, those reflected in the Consolidated Financial Statements referred to in Section 5.13), only with exceptions which do not materially detract from the value of such property or assets or the use thereof in Borrower's and such Material Affiliate's business, and except to the extent that any such properties and assets have been encumbered or disposed of since the date of such financial statements without violating any of the covenants contained in Article VII or elsewhere in this Agreement. Borrower and its Material Affiliates enjoy peaceful and undisturbed possession of all leased property necessary in any material respect in the conduct of their respective businesses. All such leases are valid and subsisting and are in full force and effect.

           Section 5.06 Taxes. Borrower has filed all tax returns (federal, state and local) required to be filed and has paid all taxes, assessments and governmental charges and levies due and payable without the imposition of a penalty, including interest and penalties, except to the extent they are the subject of a Good Faith Contest.

           Section 5.07 ERISA. Borrower is in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred with respect to any Plan which could result in liability of Borrower; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated within the past five (5) years; no circumstance exists which constitutes grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; Borrower and the ERISA Affiliates have not completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; Borrower and the ERISA Affiliates have met the minimum funding requirements of Section 412 of the Code and Section 302 of ERISA of each with respect to the Plans of each and there is no material "Unfunded Current Liability" (as such quoted term is defined in ERISA) with respect to any Plan established or maintained by each; and Borrower and the ERISA Affiliates have not incurred any liability to the PBGC under ERISA (other than for the payment of premiums under Section 4007 of ERISA). No part of the funds to be used by Borrower in satisfaction of its obligations under this Agreement constitute "plan assets" of any "employee benefit plan" within the meaning of ERISA or of any "plan" within the meaning of
Section 4975(e)(1) of the Code, as interpreted by the Internal Revenue Service and the U.S. Department of Labor in rules, regulations, releases, bulletins or as interpreted under applicable case law.

           Section 5.08 No Default on Outstanding Judgments or Orders. Borrower and each of its Material Affiliates have satisfied all judgments which are not being appealed or which are not fully covered by insurance, and are not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other Governmental Authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

           Section 5.09 No Defaults on Other Agreements. Except as disclosed to Co-Agents and Administrative Agent in writing, Borrower is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any partnership, trust or other restriction which is likely to result in a Material Adverse Change. Borrower is not in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument which is likely to result in a Material Adverse Change.

           Section 5.10 Government Regulation. Borrower is not subject to regulation under the Investment Company Act of 1940 or any statute or regulation limiting its ability to incur indebtedness for money borrowed as contemplated hereby.

           Section 5.11 Environmental Protection. To the best of Borrower's knowledge, none of Borrower's or its Material Affiliates' properties contains any Hazardous Materials that, under any Environmental Law currently in effect,
(1) would impose liability on Borrower that is likely to result in a Material Adverse Change, or (2) is likely to result in the imposition of a Lien on any assets of Borrower or its Material Affiliates, in each case if not properly handled in accordance with applicable Law or not covered by insurance or a bond, in either case reasonably satisfactory to the Required Banks. To the best of Borrower's knowledge, neither it nor any of its Material Affiliates is in material violation of, or subject to any existing, pending or threatened material investigation or proceeding by any Governmental Authority under any Environmental Law.

           Section 5.12 Solvency. Borrower is, and upon consummation of the transactions contemplated by this Agreement, the other Loan Documents and any other documents, instruments or agreements relating thereto, will be, Solvent.

           Section 5.13 Financial Statements. The Consolidated Financial Statements of Avalon, Bay and Borrower most recently delivered to the Banks pursuant to the terms of this Agreement are in all material respects complete and correct and fairly present the financial condition of the subjects thereof as of the dates of and for the periods covered by such statements, all in accordance with GAAP. There has been no Material Adverse Change since the date of such most recently delivered Consolidated Financial Statements.

           Section 5.14 Valid Existence of Affiliates. At the Closing Date, the only Material Affiliates of Borrower are listed on EXHIBIT C. Each Material Affiliate is a corporation duly organized and existing in good standing under the laws of the jurisdiction of its formation. As to each Material Affiliate, its correct name, the jurisdiction of its formation, Borrower's percentage of beneficial interest therein, and the type of business in which it is primarily engaged, are set forth on said EXHIBIT C. Borrower and each of its Material

Affiliates have the power to own their respective properties and to carry on their respective businesses now being conducted. Each Material Affiliate is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the respective businesses conducted by it or its respective properties, owned or held under lease, make such qualification necessary and where the failure to be so qualified would cause a Material Adverse Change.

           Section 5.15 Insurance. Borrower and each of its Material Affiliates have in force paid insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same type of business and similarly situated.

           Section 5.16 Accuracy of Information; Full Disclosure. Neither this Agreement nor any documents, financial statements, reports, notices, schedules, certificates, statements or other writings furnished by or on behalf of Borrower to Administrative Agent or any Bank in connection with the negotiation of this Agreement or the consummation of the transactions contemplated hereby, or required herein to be furnished by or on behalf of Borrower (other than projections which are made by Borrower in good faith), contains any untrue or misleading statement of a material fact or omits a material fact necessary to make the statements herein or therein not misleading. To the best of Borrower's knowledge, there is no fact which Borrower has not disclosed to Administrative Agent and the Banks in writing which materially affects adversely nor, so far as Borrower can now foresee, will materially affect adversely the business affairs or financial condition of Borrower or the ability of Borrower to perform this Agreement and the other Loan Documents.

           Section 5.17 Corporate Merger and Termination of Other Credit Facilities. The merger of Avalon and Bay into Borrower has been effectively completed in accordance with all applicable Laws, and any and all existing credit facilities of Avalon and Bay have been effectively terminated.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

           So long as any of the Notes shall remain unpaid or the Loan Commitments remain in effect, or any other amount is owing by Borrower to any Bank hereunder or under any other Loan Document, Borrower shall, and, in the case of Sections 6.01 through 6.07, inclusive, shall cause each of its Material Affiliates to:

           Section 6.01 Maintenance of Existence. Preserve and maintain its legal existence and good standing in the jurisdiction of its organization, and qualify and remain qualified as a corporation in each other jurisdiction in which such qualification is required except to the extent that failure to be so qualified in such other jurisdictions is not likely to result in a Material Adverse Change.

           Section 6.02 Maintenance of Records. Keep adequate records and books of account, in which complete entries will be made reflecting all of its financial transactions, in accordance with GAAP.

           Section 6.03 Maintenance of Insurance. At all times, maintain and keep in force insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same type of business and similarly situated, which insurance shall be acceptable to Administrative Agent and may provide for reasonable deductibility from coverage thereof. In connection with the foregoing, it is understood that Borrower's earthquake insurance coverage in place as of the Closing Date is acceptable to Administrative Agent.

           Section 6.04 Compliance with Laws; Payment of Taxes. Comply in all material respects with all Laws applicable to it or to any of its properties or any part thereof, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent they are the subject of a Good Faith Contest.

           Section 6.05 Right of Inspection. At any reasonable time and from time to time upon reasonable notice, permit Administrative Agent or any Bank or any agent or representative thereof to examine and make copies and abstracts from its records and books of account and visit its properties and to discuss its affairs, finances and accounts with the independent accountants of Borrower.

           Section 6.06 Compliance With Environmental Laws. Comply in all material respects with all applicable Environmental Laws and timely pay or cause to be paid all costs and expenses incurred in connection with such compliance, except to the extent there is a Good Faith Contest.

           Section 6.07 Maintenance of Properties. Do all things reasonably necessary to maintain, preserve, protect and keep its properties in good repair, working order and condition except where the cost thereof is not in Borrower's best interests and the failure to do so would not result in a Material Adverse Change.

           Section 6.08 Payment of Costs. Pay all costs and expenses required for the satisfaction of the conditions of this Agreement.

           Section 6.09 Reporting and Miscellaneous Document Requirements. Furnish directly to Administrative Agent (who shall provide, promptly upon receipt, to each of the Banks):

           (1) Annual Financial Statements. As soon as available and in any event within ninety (90) days after the end of each Fiscal Year, Borrower's Consolidated Financial Statements as of the end of and for such Fiscal Year, in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior Fiscal Year and audited by Borrower's Accountants;

           (2) Quarterly Financial Statements. As soon as available and in any event within forty-five (45) days after the end of each calendar quarter (other than the last quarter of the Fiscal Year), the unaudited Borrower's Consolidated Financial Statements as of the end of and for such calendar quarter, in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior Fiscal Year;

           (3) Certificate of No Default and Financial Compliance. Within forty-five (45) days after the end of each calendar quarter, a certificate of Borrower's chief financial officer or treasurer (a) stating that, to the best of his or her knowledge, no Default or Event of Default has occurred and is continuing, or if a Default or Event of Default has occurred and is continuing, specifying the nature thereof and the action which is proposed to be taken with respect thereto; (b) stating that the covenants contained in Sections 7.02 and
7.03 and in Article VIII have been complied with (or specifying those that have not been complied with) and including computations demonstrating such compliance (or non-compliance); (c) setting forth the details of all items comprising Total Outstanding Indebtedness, Secured Indebtedness, Unencumbered Combined EBITDA, Interest Expense and Unsecured Indebtedness (including amount, maturity, interest rate and amortization requirements with respect to all Indebtedness and including an occupancy report for each Unencumbered Wholly-Owned Asset for each of the preceding four (4) calendar quarters and for such four (4) calendar quarter-period as a whole); and (d) only at the end of each Fiscal Year, stating Borrower's taxable income;

           (4) Certificate of Borrower's Accountants. Simultaneously with the delivery of the annual financial statements required by paragraph (1) of this Section, (a) a statement of Borrower's Accountants who audited such financial statements comparing the computations set forth in the financial compliance certificate required by paragraph (3) of this Section to the audited financial statements required by paragraph (1) of this Section and (b) when the audited financial statements required by paragraph (1) of this Section have a qualified auditor's opinion, a statement of Borrower's Accountants who audited such financial statements of whether any Default or Event of Default has occurred and is continuing;

           (5) Notice of Litigation. Promptly after the commencement and knowledge thereof, notice of all actions, suits, and proceedings before any court or arbitrator, affecting Borrower which, if determined adversely to Borrower is likely to result in a Material Adverse Change;

           (6) Notices of Defaults and Events of Default. As soon as possible and in any event within ten (10) days after Borrower becomes aware of the occurrence of a material Default or any Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken with respect thereto;

           (7) Sales or Acquisitions of Assets. Promptly after the occurrence thereof, written notice (which may be in the form of a press release sent to Administrative Agent) of any Disposition or acquisition (including Acquisitions) of assets (other than acquisitions or Dispositions of investments such as certificates of deposit, Treasury securities, money market deposits and other similar financial instruments in the ordinary course of Borrower's cash management) with respect to which Borrower is required to file an "8-K", together with, in the case of any acquisition of such an asset, copies of all material agreements governing the acquisition and historical financial information and Borrower's projections with respect to the property acquired;

           (8) Material Adverse Change. As soon as is practicable and in any event within five (5) days after knowledge of the occurrence of any event or circumstance which is likely to result in or has resulted in a Material Adverse Change, written notice thereof;

           (9) Offices. Thirty (30) days' prior written notice of any change in the chief executive office or principal place of business of Borrower;

           (10) Environmental and Other Notices. As soon as possible and in any event within ten (10) days after receipt, copies of all Environmental Notices received by Borrower which are not received in the ordinary course of business and which relate to a situation which is likely to result in a Material Adverse Change;

           (11) Insurance Coverage. Promptly, such information concerning Borrower's insurance coverage as Administrative Agent may reasonably request;

           (12) Proxy Statements, Etc.. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which Borrower or its Material Affiliates sends to its shareholders, and copies of all regular, periodic and special reports, and all registration statements which Borrower or its Material Affiliates files with the Securities and Exchange Commission or any Governmental Authority which may be substituted therefor, or with any national securities exchange;

           (13) Operating Statements. As soon as available and in any event within forty-five (45) days after the end of each calendar quarter, an operating statement for each property directly or indirectly owned in whole or in part by Borrower;

           (14) Capital Expenditures. As soon as available and in any event within forty-five (45) days after the end of each Fiscal Year, a schedule of such Fiscal Year's capital expenditures and a budget for the next Fiscal Year's planned capital expenditures for each property directly or indirectly owned in whole or in part by Borrower; and

           (15) General Information. Promptly, such other information respecting the condition or operations, financial or otherwise, of Borrower or any properties of Borrower as Administrative Agent may from time to time reasonably request.

           Section 6.10 Principal Prepayments as a Result of Reduction in Total Loan Commitment. If the outstanding principal amount under the Notes at any time exceeds the Total Loan Commitment, Borrower shall, within ten (10) days of Administration Agent's written demand, make a payment in the amount of such excess in reduction of such outstanding principal balance.

                                  ARTICLE VII

                               NEGATIVE COVENANTS

           So long as any of the Notes shall remain unpaid, or the Loan Commitments remain in effect, or any other amount is owing by Borrower to Administrative Agent or any Bank hereunder or under any other Loan Document, Borrower shall not do any or all of the following:

           Section 7.01 Mergers Etc. Merge or consolidate with (except where Borrower is the surviving entity), or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired).

           Section 7.02 Investments. Directly or indirectly, make any loan or advance to any Person or purchase or otherwise acquire any capital stock, assets, obligations or other securities of, make any capital contribution to, or otherwise invest in, or acquire any interest in, any Person (any such transaction, an "Investment") if such Investment constitutes the acquisition of a minority interest in a Person (a "Minority Interest") and the amount of such Investment, together with the value of all other Minority Interests acquired after the Closing Date, would exceed 15% of Capitalization Value, determined as of the end of the most recent calendar quarter for which Borrower is required to have reported financial results pursuant to Section 6.09. A 50% beneficial interest in a Person, in connection with which the holder thereof exercises joint control over such Person with the holder(s) of the other 50% beneficial interest, shall not constitute a "Minority Interest" for purposes of this Section.

           Section 7.03 Sale of Assets. Effect a Disposition of any of its now owned or hereafter acquired assets, including assets in which Borrower owns a beneficial interest through its ownership of interests in joint ventures, aggregating more than 25% of Capitalization Value.

                                  ARTICLE VIII

                               FINANCIAL COVENANTS

           So long as any of the Notes shall remain unpaid, or the Loan Commitments remain in effect, or any other amount is owing by Borrower to Administrative Agent or any Bank under this Agreement or under any other Loan Document, Borrower shall not permit or suffer any or all of the following:

           Section 8.01 Consolidated Tangible Net Worth. At any time, Consolidated Tangible Net Worth to be less than $2,000,000,000.

           Section 8.02 Relationship of Total Outstanding Indebtedness to Capitalization Value. At any time, Total Outstanding Indebtedness to exceed 50% of Capitalization Value.

           Section 8.03 Relationship of Combined EBITDA to Interest Expense. For any calendar quarter, the ratio of (1) Combined EBITDA to (2) Interest Expense (each for the twelve (12)-month period ending with such quarter), to be less than 2.50 to 1.00.

           Section 8.04 Relationship of Combined EBITDA to Combined Debt Service. For any calendar quarter, the ratio of (1) Combined EBITDA to (2) Combined Debt Service (each for the twelve (12)-month period ending with such quarter), to be less than 2.00 to 1.00.

           Section 8.05 Relationship of Combined EBITDA to Total Outstanding Indebtedness. For any calendar quarter, the ratio of (1) Combined EBITDA for the twelve (12)-month period ending with such calendar quarter to (2) Total Outstanding Indebtedness as of the end of such calendar quarter to be less than 15%. For purposes of this Section, Combined EBITDA shall be adjusted as follows: in the case of properties acquired during such twelve (12)-month period, such property's contribution to Combined EBITDA shall be annualized, and in the case of properties disposed of during such twelve (12)-month period, such property's contribution to Combined EBITDA shall be disregarded.

           Section 8.06 Unsecured Debt Yield. For any calendar quarter, Unsecured Debt Yield for the twelve (12)-month period ending with such calendar quarter to be less than 13.5%. For purposes of this Section, Combined EBITDA shall be adjusted as follows: in the case of properties acquired during such twelve (12)-month period, such property's contribution to Combined EBITDA shall be annualized, and in the case of properties disposed of during such twelve
(12)-month period, such property's contribution to Combined EBITDA shall be disregarded.

           Section 8.07 Relationship of Unencumbered Combined EBITDA to Unsecured Interest Expense. For any calendar quarter, the ratio of (1) Unencumbered Combined EBITDA to (2) Unsecured Interest Expense (each for such calendar quarter), to be less than 1.75 to 1.00.

           Section 8.08 Relationship of Dividends to Funds From Operations. For any calendar year, dividends declared by Borrower to exceed 95% of Funds From Operations, each for such calendar year.

           Section 8.09 Relationship of Secured Indebtedness to Capitalization Value. At any time, Secured Indebtedness to exceed 40% of Capitalization Value.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

           Section 9.01 Events of Default. Any of the following events shall be an "Event of Default":

           (1) If Borrower shall: fail to pay the principal of any Notes as and when due, and such failure to pay shall continue unremedied for five (5) days after the due date of such amount; or fail to pay interest accruing on any Notes as and when due, and such failure to pay shall continue unremedied for five (5) days after written notice by Administrative Agent of such failure to pay; or fail to make any payment required under Section 6.10 as and when due; or fail to pay any fee or any other amount due under this Agreement, any other Loan Document or the Supplemental Fee Letter as and when due and such failure to pay shall continue unremedied for two (2) Banking Days after written notice by Administrative Agent of such failure to pay; or

           (2) If any representation or warranty made by Borrower in this Agreement or in any other Loan Document or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with a Loan Document shall prove to have been incorrect in any material respect on or as of the date made; or

           (3) If Borrower shall fail (a) to perform or observe any term, covenant or agreement contained in Article VII or Article VIII; or (b) to perform or observe any term, covenant or agreement contained in this Agreement (other than obligations specifically referred to elsewhere in this Section 9.01) or any Loan Document, or any other document executed by Borrower and delivered to Administrative Agent or the Banks in connection with the transactions contemplated hereby and such failure under this clause (b) shall remain unremedied for thirty (30) consecutive calendar days after notice thereof (or such shorter cure period as may be expressly prescribed in the applicable document); provided, however, that if any such default under clause (b) above cannot by its nature be cured within such thirty (30) day, or shorter, as the case may be, grace period and so long as Borrower shall have commenced cure within such thirty (30) day, or shorter, as the case may be, grace period and shall, at all times thereafter, diligently prosecute the same to completion, Borrower shall have an additional period, not to exceed sixty (60) days, to cure such default; in no event, however, is the foregoing intended to effect an extension of the Maturity Date; or

           (4) If Borrower shall fail (a) to pay any Recourse Debt (other than the payment obligations described in paragraph (1) of this Section) in any amount, or any Debt (other than Recourse Debt) in an amount equal to or greater than $50,000,000, in any such case when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) after the expiration of any applicable grace period, or (b) to perform or observe any material term, covenant, or condition under any agreement or instrument relating to any such Debt, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or the lapse of time, or both (other than in cases where, in the judgment of the Required Banks, meaningful discussions likely to result in (i) a waiver or cure of the failure to perform or observe, or (ii) otherwise averting such acceleration are in progress between Borrower and the obligee of such Debt), the maturity of such Debt, or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled or otherwise required prepayment), prior to the stated maturity thereof; or

           (5) If Borrower, or any Affiliate of Borrower to which $50,000,000 or more of Capitalization Value is attributable, shall (a) generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; or (b) make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (c) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation Law of any jurisdiction, whether now or hereafter in effect; or (d) have had any such petition or application filed or any such proceeding shall have been commenced, against it, in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed or unstayed for a period of sixty (60) days or more; or (e) be the subject of any proceeding under which all or a substantial part of its assets may be subject to seizure, forfeiture or divestiture; or (f) by any act or omission indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its property; or (g) suffer any such custodianship, receivership or trusteeship for all or any substantial part of its property, to continue undischarged for a period of sixty (60) days or more; or

           (6) If one or more judgments, decrees or orders for the payment of money in excess of $10,000,000 (excluding any such judgments, decrees or orders which are fully covered by insurance) in the aggregate shall be rendered against Borrower or any of its Material Affiliates, and any such judgments, decrees or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal; or

           (7) If any of the following events shall occur or exist with respect to Borrower or any ERISA Affiliate: (a) any Prohibited Transaction involving any Plan; (b) any Reportable Event with respect to any Plan; (c) the filing under
Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (d) any event or circumstance which would constitute grounds for the termination of, or for the appointment of a trustee to administer, any Plan under Section 4042 of ERISA, or the institution by the PBGC of proceedings for any such termination or appointment under Section 4042 of ERISA; or (e) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, if such event or conditions, if any, could in the reasonable opinion of any Bank subject Borrower to any tax, penalty, or other liability to a Plan, Multiemployer Plan, the PBGC or otherwise (or any combination thereof) which in the aggregate exceeds or is likely to exceed $50,000; or

           (8) If at any time Borrower is not a qualified real estate investment trust under Sections 856 through 860 of the Code or is not a publicly traded company listed on the New York Stock Exchange; or

           (9) If at any time any portion of Borrower's assets constitute plan assets for ERISA purposes (within the meaning of C.F.R. Section 2510.3-101); or

           (10) If, in the reasonable judgment of all of the Banks (and the basis for such determination is provided to Borrower in writing in reasonable detail), there shall occur a Material Adverse Change; or

           (11) If there shall occur a change in the majority of the Board of Directors of Borrower during any twelve (12)-month period; or

           (12) If any Person (including Affiliates of such Person) shall acquire more than 25% of the common shares of Borrower.

           Section 9.02 Remedies. If any Event of Default shall occur and be continuing, Administrative Agent shall, upon request of the Majority Banks, by notice to Borrower, (1) declare the outstanding balance of the Notes, all interest thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon such balance, all such interest, and all such amounts due under this Agreement and under any other Loan Document shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower; and/or
(2) exercise any remedies provided in any of the Loan Documents or by law. Notwithstanding the foregoing, if an Event of Default under Section 9.01(10) shall occur and be continuing, Administrative Agent shall not be entitled to exercise the foregoing remedies until (1) it has received a written notice from all of the Banks (the "Unanimous Bank Notices") (i) requesting Administrative Agent exercise such remedies and (ii) indicating each Bank's conclusion in its reasonable judgment that a Material Adverse Change has occurred and (2) Administrative Agent has provided notice to Borrower, together with copies of all of the Unanimous Bank Notices.

                                   ARTICLE X

                   ADMINISTRATIVE AGENT; RELATIONS AMONG BANKS

           Section 10.01 Appointment, Powers and Immunities of Administrative Agent. Each Bank hereby irrevocably appoints and authorizes Administrative Agent to act as its agent hereunder and under any other Loan Document with such powers as are specifically delegated to Administrative Agent by the terms of this Agreement and any other Loan Document, together with such other powers as are reasonably incidental thereto. Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Loan Document or required by law, and shall not by reason of this Agreement be a fiduciary or trustee for any Bank except to the extent that Administrative Agent acts as an agent with respect to the receipt or payment of funds (nor shall Administrative Agent have any fiduciary duty to Borrower nor shall any Bank have any fiduciary duty to Borrower or to any other Bank). No implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against Administrative Agent. Neither Administrative Agent nor any of its directors, officers, employees, attorneys-in-fact or affiliates shall be responsible to the Banks for any recitals, statements, representations or warranties made by Borrower or any officer, partner or official of Borrower or any other Person contained in this Agreement or any other Loan Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document or instrument referred to or provided for herein or therein, for the perfection or priority of any Lien securing the Obligations or for any failure by Borrower to perform any of its obligations hereunder or thereunder. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Administrative Agent nor any of its directors, officers, employees, attorneys-in-fact, agents or affiliates shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Borrower shall pay any fee agreed to by Borrower and Administrative Agent with respect to Administrative Agent's services hereunder.

           Section 10.02 Reliance by Administrative Agent. Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Administrative Agent. Administrative Agent may deem and treat each Bank as the holder of the Loan made by it for all purposes hereof and shall not be required to deal with any Person who has acquired a participation in any Loan or participation from a Bank. As to any matters not expressly provided for by this Agreement or any other Loan Document, Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks and any other holder of all or any portion of any Loan or participation.

           Section 10.03 Defaults. Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or Event of Default unless Administrative Agent has received notice from a Bank or Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, Administrative Agent shall give prompt notice thereof to the Banks. Administrative Agent, following consultation with the Banks, shall (subject to Section 10.07) take such action with respect to such Default or Event of Default which is continuing as shall be directed by the Majority Banks; provided that, unless and until Administrative Agent shall have received such directions, Administrative Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Banks; and provided further that Administrative Agent shall not send a notice of Default or acceleration to Borrower without the approval of the Majority Banks. In no event shall Administrative Agent be required to take any such action which it determines to be contrary to Law or to the Loan Documents. Each of the Banks acknowledges and agrees that no individual Bank may separately enforce or exercise any of the provisions of any of the Loan Documents, including, without limitation, the Notes, other than through Administrative Agent.

           Section 10.04 Rights of Administrative Agent as a Bank. With respect to its Loan Commitment and the Loan provided by it, Administrative Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as Administrative Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Administrative Agent in its capacity as a Bank. Administrative Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to (on a secured or unsecured basis), and generally engage in any kind of banking, trust or other business with Borrower (and any Affiliates of Borrower) as if it were not acting as Administrative Agent.

           Section 10.05 Indemnification of Administrative Agent. Each Bank agrees to indemnify Administrative Agent (to the extent not reimbursed under Section 12.04 or under the applicable provisions of any other Loan Document, but without limiting the obligations of Borrower under Section 12.04 or such provisions), for its Pro Rata Share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent in any way relating to or arising out of this Agreement, any other Loan Document or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which Borrower is obligated to pay under Section 12.04) or under the applicable provisions of any other Loan Document or the enforcement of any of the terms hereof or thereof or of any such other documents or instruments; provided that no Bank shall be liable for (1) any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified, (2) any loss of principal or interest with respect to Administrative Agent's Loan or (3) any loss suffered by Administrative Agent in connection with a swap or other interest rate hedging arrangement entered into with Borrower.

           Section 10.06 Non-Reliance on Administrative Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and the decision to enter into this Agreement and that it will, independently and without reliance upon Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Loan Document. Administrative Agent shall not be required to keep itself informed as to the performance or observance by Borrower of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or to inspect the properties or books of Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of Borrower (or any Affiliate of Borrower) which may come into the possession of Administrative Agent or any of its Affiliates. Administrative Agent shall not be required to file this Agreement, any other Loan Document or any document or instrument referred to herein or therein, for record or give notice of this Agreement, any other Loan Document or any document or instrument referred to herein or therein, to anyone.

           Section 10.07 Failure of Administrative Agent to Act. Except for action expressly required of Administrative Agent hereunder, Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnification obligations of the Banks under Section
10.05 in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. If any indemnity furnished by the Banks to Administrative Agent for any purpose shall, in the reasonable opinion of Administrative Agent, be insufficient or become impaired, Administrative Agent may call for additional indemnity and cease, or not commence, to do the action indemnified against until such additional indemnity is furnished.

           Section 10.08 Resignation or Removal of Administrative Agent. Administrative Agent hereby agrees not to unilaterally resign except in the event it becomes an Affected Bank and is removed or replaced as a Bank pursuant to Section 3.07, in which event it shall have the right to resign. Administrative Agent may be removed at any time with cause by the Required Banks, provided that Borrower and the other Banks shall be promptly notified thereof. Upon any such removal, the Required Banks shall have the right to appoint a successor Administrative Agent which successor Administrative Agent, so long as it is reasonably acceptable to the Required Banks, shall be that Bank then having the greatest Loan Commitment. If no successor

Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the Required Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be one of the Banks. The Required Banks or the retiring Administrative Agent, as the case may be, shall upon the appointment of a successor Administrative Agent promptly so notify Borrower and the other Banks. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's removal hereunder as Administrative Agent, the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

           Section 10.09 Amendments Concerning Agency Function. Notwithstanding anything to the contrary contained herein, Administrative Agent shall not be bound by any waiver, amendment, supplement or modification hereof or of any other Loan Document which affects its duties, rights, and/or function hereunder or thereunder unless it shall have given its prior written consent thereto.

           Section 10.10 Liability of Administrative Agent. Administrative Agent shall not have any liabilities or responsibilities to Borrower on account of the failure of any Bank to perform its obligations hereunder or to any Bank on account of the failure of Borrower to perform its obligations hereunder or under any other Loan Document.

           Section 10.11 Transfer of Agency Function. Without the consent of Borrower or any Bank, Administrative Agent may at any time or from time to time transfer its functions as Administrative Agent hereunder to any of its offices wherever located in the United States, provided that Administrative Agent shall promptly notify Borrower and the Banks thereof.

           Section 10.12 Non-Receipt of Funds by Administrative Agent. (a) Unless Administrative Agent shall have received notice from a Bank or Borrower (either one as appropriate being the "Payor") prior to the date on which such Bank is to make payment hereunder to Administrative Agent of the proceeds of a Loan or Borrower is to make payment to Administrative Agent, as the case may be (either such payment being a "Required Payment"), which notice shall be effective upon receipt, that the Payor will not make the Required Payment in full to Administrative Agent, Administrative Agent may assume that the Required Payment has been made in full to Administrative Agent on such date, and Administrative Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, make the amount thereof available to the intended recipient on such date. If and to the extent the Payor shall not have in fact so made the Required Payment in full to Administrative Agent, the recipient of such payment shall repay to Administrative Agent forthwith on demand such amount made available to it together with interest thereon, for each day from the date such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount, at the customary rate set by Administrative Agent for the correction of errors among Banks for three
(3) Banking Days and thereafter at the Base Rate.

           (b) If, after Administrative Agent has paid each Bank's share of any payment received or applied by Administrative Agent in respect of the Loan, that payment is rescinded or must otherwise be returned or paid over by Administrative Agent, whether pursuant to any bankruptcy or insolvency law, sharing of payments clause of any loan agreement or otherwise, such Bank shall, at Administrative Agent's request, promptly return its share of such payment or application to Administrative Agent, together with such Bank's proportionate share of any interest or other amount required to be paid by Administrative Agent with respect to such payment or application. In addition, if a court of competent jurisdiction shall adjudge that any amount received and distributed by Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to Administrative Agent its share of the amount so adjudged to be repaid or shall pay over to the same in such manner and to such Persons as shall be determined by such court.

           Section 10.13 Withholding Taxes. Each Bank represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to Administrative Agent such forms, certifications, statements and other documents as Administrative Agent may request from time to time to evidence such Bank's exemption from the withholding of any tax imposed by any jurisdiction or to enable Administrative Agent or Borrower to comply with any applicable Laws or regulations relating thereto. Without limiting the effect of the foregoing, if any Bank is not created or organized under the laws of the United States of America or any state thereof, such Bank will furnish to Administrative Agent a United States Internal Revenue Service Form 4224 in respect of all payments to be made to such Bank by Borrower or Administrative Agent under this Agreement or any other Loan Document or a United States Internal Revenue Service Form 1001 establishing such Bank's complete exemption from United States withholding tax in respect of payments to be made to such Bank by Borrower or Administrative Agent under this Agreement or any other Loan Document, or such other forms, certifications, statements or documents, duly executed and completed by such Bank as evidence of such Bank's exemption from the withholding of U.S. tax with respect thereto. Administrative Agent shall not be obligated to make any payments hereunder to such Bank in respect of any Loan or participation or such Bank's Loan Commitment or obligation to purchase participations until such Bank shall have furnished to Administrative Agent the requested form, certification, statement or document.

           Section 10.14 Minimum Commitment by Co-Agents. Subsequent to the Closing Date and provided there exists no Event of Default, Fleet agrees to maintain a Loan Commitment in an amount no less than $25,000,000. Fleet further agrees to hold and not to participate or assign any of such amount other than an assignment to a Federal Reserve Bank or to its Parent or a majority-owned subsidiary. In addition, each of Morgan and UBS agrees that, in the event it sells its individual Loan Commitment down to zero, it may be removed as a Co-Agent and either Syndication Agent or Documentation Agent, as the case may be, by the Required Banks.

           Section 10.15 Pro Rata Treatment. Except to the extent otherwise provided, (1) each advance of proceeds of the Ratable Loans shall be made by the Banks; (2) each reduction of the amount of the Total Loan Commitment under
Section 2.10 shall be applied to the Loan Commitments of the Banks; and (3) each payment of the fee accruing under paragraph (b) of Section 2.07 and clause (1) of Section 2.16(f) shall be made for the account of the Banks, ratably according to the amounts of their respective Loan Commitments.

           Section 10.16 Sharing of Payments Among Banks. If a Bank shall obtain payment of any principal of or interest on any Loan made by it through the exercise of any right of setoff, banker's lien, counterclaim, or by any other means (including direct payment), and such payment results in such Bank receiving a greater payment than it would have been entitled to had such payment been paid directly to Administrative Agent for disbursement to the Banks, then such Bank shall promptly purchase for cash from the other Banks participations in the Loans made by the other Banks in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Banks shall share ratably the benefit of such payment. To such end the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. Borrower agrees that any Bank so purchasing a participation in the Loans made by other Banks may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness of Borrower.

           Section 10.17 Possession of Documents. Each Bank shall keep possession of its own Ratable Loan Note and the Swing Lender shall keep possession of its Swing Loan Note. Administrative Agent shall hold all the other Loan Documents and related documents in its possession and maintain separate records and accounts with respect thereto, and shall permit the Banks and their representatives access at all reasonable times to inspect such Loan Documents, related documents, records and accounts.

                                   ARTICLE XI

                              NATURE OF OBLIGATIONS

           Section 11.01 Absolute and Unconditional Obligations. Borrower acknowledges and agrees that its obligations and liabilities under this Agreement and under the other Loan Documents shall be absolute and unconditional irrespective of (1) any lack of validity or enforceability of any of the Obligations, any Loan Documents, or any agreement or instrument relating thereto; (2) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any Loan Documents or any other documents or instruments executed in connection with or related to the Obligations; (3) any exchange or release of any collateral, if any, or of any other Person from all or any of the Obligations; or (4) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Borrower or any other Person in respect of the Obligations.

           The obligations and liabilities of Borrower under this Agreement and other Loan Documents shall not be conditioned or contingent upon the pursuit by any Bank or any other Person at any time of any right or remedy against Borrower or any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral or security or guarantee therefor or right of setoff with respect thereto.

           Section 11.02 Non-Recourse to Borrower's Principals. Notwithstanding anything to the contrary contained herein, in any of the other Loan Documents, or in any other instruments, certificates, documents or agreements executed in connection with the Loans (all of the foregoing, for purposes of this Section, hereinafter referred to, individually and collectively, as the "Relevant Documents"), no recourse under or upon any Obligation, representation, warranty, promise or other matter whatsoever shall be had against any of Borrower's Principals and each Bank expressly waives and releases, on behalf of itself and its successors and assigns, all right to assert any liability whatsoever under or with respect to the Relevant Documents against, or to satisfy any claim or obligation arising thereunder against, any of Borrower's Principals or out of any assets of Borrower's Principals, provided, however, that nothing in this Section shall be deemed to (1) release Borrower from any personal liability pursuant to, or from any of its respective obligations under, the Relevant Documents, or from personal liability for its fraudulent actions or fraudulent omissions; (2) release any of Borrower's Principals from personal liability for its or his own fraudulent actions or fraudulent omissions; (3) constitute a waiver of any obligation evidenced or secured by, or contained in, the Relevant Documents or affect in any way the validity or enforceability of the Relevant Documents; or
(4) limit the right of Administrative Agent and/or the Banks to proceed against or realize upon any collateral hereafter given for the Loans or any and all of the assets of Borrower (notwithstanding the fact that any or all of Borrower's Principals have an ownership interest in Borrower and, thereby, an interest in the assets of Borrower) or to name Borrower (or, to the extent that the same are required by applicable law or are determined by a court to be necessary parties in connection with an action or suit against Borrower or any collateral hereafter given for the Loans, any of Borrower's Principals) as a party defendant in, and to enforce against any collateral hereafter given for the Loans and/or assets of Borrower any judgment obtained by Administrative Agent and/or the Banks with respect to, any action or suit under the Relevant Documents so long as no judgment shall be taken (except to the extent taking a judgment is required by applicable law or determined by a court to be necessary to preserve Administrative Agent's and/or Banks' rights against any collateral hereafter given for the Loans or Borrower, but not otherwise) or shall be enforced against Borrower's Principals or their assets.

                                  ARTICLE XII

                                  MISCELLANEOUS

           Section 12.01 Binding Effect of Request for Advance. Borrower agrees that, by its acceptance of any advance of proceeds of the Loans under this Agreement, it shall be bound in all respects by the request for advance submitted on its behalf in connection therewith with the same force and effect as if Borrower had itself executed and submitted the request for advance and whether or not the request for advance is executed and/or submitted by an authorized person.

           Section 12.02 Amendments and Waivers. No amendment or any material waiver of any provision of this Agreement or any other Loan Document nor consent to any material departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Banks and, solely for purposes of its acknowledgment thereof, Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks do any of the following: (1) reduce the principal of, or interest on, the Notes or any fees due hereunder or any other amount due hereunder or under any Loan Document; (2) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees due hereunder or under any Loan Document; (3) change the definition of Required Banks; (4) amend this Section or any other provision requiring the consent of all the Banks; or (5) waive any default under paragraph
(5) of Section 9.01. Any advance of proceeds of the Loans made prior to or without the fulfillment by Borrower of all of the conditions precedent thereto, whether or not known to Administrative

Agent and the Banks, shall not constitute a waiver of the requirement that all conditions, including the non-performed conditions, shall be required with respect to all future advances. No failure on the part of Administrative Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. All communications from Administrative Agent to the Banks requesting the Banks' determination, consent, approval or disapproval (i) shall be given in the form of a written notice to each Bank, (ii) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent or disapproval is requested and
(iii) shall include Administrative Agent's recommended course of action or determination in respect thereof. Each Bank shall reply promptly, but in any event within ten (10) Banking Days (or five (5) Banking Days with respect to any decision to accelerate or stop acceleration of the Loan) after receipt of the request therefor by Administrative Agent (the "Bank Reply Period"). Unless a Bank shall give written notice to Administrative Agent that it objects to the recommendation or determination of Administrative Agent (together with a written explanation of the reasons behind such objection) within the Bank Reply Period, such Bank shall be deemed to have approved or consented to such recommendation or determination.

           Section 12.03 Usury. Anything herein to the contrary notwithstanding, the obligations of Borrower under this Agreement and the Notes shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to a Bank limiting rates of interest which may be charged or collected by such Bank.

           Section 12.04 Expenses; Indemnification. Borrower agrees to reimburse Co-Agents and Administrative Agent on demand for all costs, expenses, and charges (including, without limitation, all reasonable fees and charges of engineers, appraisers and legal counsel) incurred by any of them in connection with the Loans and to reimburse each of the Banks for reasonable legal costs, expenses and charges incurred by each of the Banks in connection with the performance or enforcement of this Agreement, the Notes, or any other Loan Documents; provided, however, that Borrower is not responsible for costs, expenses and charges incurred by the Bank Parties in connection with the administration or syndication of the Loans (other than the fees required by the Supplemental Fee Letter). Borrower agrees to indemnify Administrative Agent and each Bank and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of (x) any claims by brokers due to acts or omissions by Borrower, or (y) any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any actual or proposed use by Borrower of the proceeds of the Loans, including without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

           The obligations of Borrower under this Section shall survive the repayment of all amounts due under or in connection with any of the Loan Documents and the termination of the Loans.

           Section 12.05 Assignment; Participation. This Agreement shall be binding upon, and shall inure to the benefit of, Borrower, Administrative Agent, the Banks and their respective successors and permitted assigns. Borrower may not assign or transfer its rights or obligations hereunder.

           Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Loan (the "Participations"). In the event of any such grant by a Bank of a Participation to a Participant, whether or not Borrower or Administrative Agent was given notice, such Bank shall remain responsible for the performance of its obligations hereunder, and Borrower and Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations hereunder. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of Borrower hereunder and under any other Loan Document including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (1) through (5) of Section 12.02 without the consent of the Participant.

           Subject to the provisions of Section 10.14, any Bank may at any time assign to any bank or other institution with the acknowledgment of Administrative Agent and the consent of Co-Agents and, provided there exists no Event of Default, Borrower, which consents shall not be unreasonably withheld or delayed (such assignee, a "Consented Assignee"), or to one or more banks or other institutions which are majority owned subsidiaries of a Bank or to the Parent of a Bank (each Consented Assignee or subsidiary bank or institution, an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and its Note, and such Assignee shall assume rights and obligations, pursuant to an Assignment and Assumption Agreement executed by such Assignee and the assigning Bank, provided that, in each case, after giving effect to such assignment the Assignee's Loan Commitment, and, in the case of a partial assignment, the assigning Bank's Loan Commitment, each will be equal to or greater than $10,000,000, provided, further, however, that the assigning Bank shall not be required to maintain a Loan Commitment in the minimum amount aforesaid in the event it assigns all of its rights and obligations under this Agreement and its Note. Notwithstanding the provisions of the immediately preceding sentence, the consents of Co-Agents and Borrower shall not be required in the case of assignments by any Bank provided that the Assignee thereunder (or a guarantor of such Assignee's obligations under this Agreement) has a credit rating of AA (or its equivalent) or better from a nationally recognized rating agency, and provided, further, however, that assignments by the Co-Agents shall remain subject to the provisions of Section 10.14. Upon (i) execution and delivery of such instrument, (ii) payment by such Assignee to the Bank of an amount equal to the purchase price agreed between the Bank and such Assignee and
(iii) payment by such Assignee to Administrative Agent of a fee, for Administrative Agent's own account, in the amount of $2,500, such Assignee shall be a Bank Party to this Agreement and shall have all the rights and obligations of a Bank as set forth in such Assignment and Assumption Agreement, and the assigning Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this paragraph, substitute Ratable Loan Notes (and, if applicable, Swing Loan Notes) shall be issued to the assigning Bank and Assignee by

Borrower, in exchange for the return of the original Ratable Loan Note (and, if applicable, Swing Loan Note). The obligations evidenced by such substitute notes shall constitute "Obligations" for all purposes of this Agreement and the other Loan Documents. In connection with Borrower's execution of substitute notes as aforesaid, Borrower shall deliver to Administrative Agent evidence, satisfactory to Administrative Agent, of all requisite corporate action to authorize Borrower's execution and delivery of the substitute notes and any related documents. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 10.13. Each Assignee shall be deemed to have made the representations contained in, and shall be bound by the provisions of, Section 10.13.

           Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

           Borrower recognizes that in connection with a Bank's selling of Participations or making of assignments, any or all documentation, financial statements, appraisals and other data, or copies thereof, relevant to Borrower or the Loans may be exhibited to and retained by any such Participant or assignee or prospective Participant or assignee. In connection with a Bank's delivery of any financial statements and appraisals to any such Participant or assignee or prospective Participant or assignee, such Bank shall also indicate that the same are delivered on a confidential basis. Borrower agrees to provide all assistance reasonably requested by a Bank to enable such Bank to sell Participations or make assignments of its Loan as permitted by this Section. Each Bank agrees to provide Borrower with notice of all Participations sold by such Bank to other than its Affiliates.

           Section 12.06 Documentation Satisfactory. All documentation required from or to be submitted on behalf of Borrower in connection with this Agreement and the documents relating hereto shall be subject to the prior approval of, and be satisfactory in form and substance to, Administrative Agent, its counsel and, where specifically provided herein, the Banks. In addition, the persons or parties responsible for the execution and delivery of, and signatories to, all of such documentation, shall be acceptable to, and subject to the approval of, Administrative Agent and its counsel and the Banks.

           Section 12.07 Notices. Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given to Administrative Agent by telephone, confirmed by writing, and to the Banks and to Borrower by ordinary mail or overnight courier, receipt confirmed, addressed to such party at its address on the signature page of this Agreement. Notices shall be effective (1) if by telephone, at the time of such telephone conversation, (2) if given by mail, three (3) days after mailing; and (3) if given by overnight courier, upon receipt.

           Section 12.08 Setoff. Borrower agrees that, in addition to (and without limitation of) any right of setoff, bankers' lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of Borrower at any of such Bank's offices, in Dollars or in any other currency, against any amount payable by Borrower to such Bank under this Agreement or such Bank's Note, or any other Loan Document which is not paid when due (regardless of whether such balances are then due to Borrower), in which case it shall promptly notify Borrower and Administrative Agent thereof; provided that such Bank's failure to give such notice shall not affect the validity thereof. Payments by Borrower hereunder or under the other Loan Documents shall be made without setoff or counterclaim.

           Section 12.09 Table of Contents; Headings. Any table of contents and the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

           Section 12.10 Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

           Section 12.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

           Section 12.12 Integration. The Loan Documents and Supplemental Fee Letter set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

           Section 12.13 Governing Law. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

           Section 12.14 Waivers. In connection with the obligations and liabilities as aforesaid, Borrower hereby waives (1) promptness and diligence;
(2) notice of any actions taken by any Bank Party under this Agreement, any other Loan Document or any other agreement or instrument relating thereto except to the extent otherwise provided herein; (3) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, the omission of or delay in which, but for the provisions of this Section, might constitute grounds for relieving Borrower of its obligations hereunder; (4) any requirement that any Bank Party protect, secure, perfect or insure any Lien on any collateral or exhaust any right or take any action against Borrower or any other Person or any collateral; (5) any right or claim of right to cause a marshalling of the assets of Borrower; and
(6) all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Federal Bankruptcy Code) or otherwise by reason of payment by Borrower, either jointly or severally, pursuant to this Agreement or other Loan Documents.

           Section 12.15 Jurisdiction; Immunities. Borrower, Administrative Agent and each Bank hereby irrevocably submit to the jurisdiction of any New York State or United States

Federal court sitting in New York City over any action or proceeding arising out of or relating to this Agreement, the Notes or any other Loan Document. Borrower, Administrative Agent, and each Bank irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or United States Federal court. Borrower, Administrative Agent, and each Bank irrevocably consent to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Borrower, Administrative Agent or each Bank, as the case may be, at the addresses specified herein. Borrower, Administrative Agent and each Bank agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Borrower, Administrative Agent and each Bank further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens. Borrower, Administrative Agent and each Bank agree that any action or proceeding brought against Borrower, Administrative Agent or any Bank, as the case may be, shall be brought only in a New York State court sitting in New York City or a United States Federal court sitting in New York City, to the extent permitted or not expressly prohibited by applicable law.

           Nothing in this Section shall affect the right of Borrower, Administrative Agent or any Bank to serve legal process in any other manner permitted by law.

           To the extent that Borrower, Administrative Agent or any Bank have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Borrower, Administrative Agent and each Bank hereby irrevocably waive such immunity in respect of its obligations under this Agreement, the Notes and any other Loan Document.

           BORROWER, ADMINISTRATIVE AGENT AND EACH BANK WAIVE ANY RIGHT EACH SUCH PARTY MAY HAVE TO JURY TRIAL IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT WITH RESPECT TO THIS AGREEMENT, THE NOTES OR THE LOANS.

           Section 12.16 Designated Lender. Any Bank (other than a Bank who is such solely because it is a Designated Lender) (each, a "Designating Lender") may at any time designate one (1) Designated Lender to fund Bid Rate Loans on behalf of such Designating Lender subject to the terms of this Section and the provisions in Section 12.05 shall not apply to such designation. No Bank may designate more than one (1) Designated Lender. The parties to each such designation shall execute and deliver to Administrative Agent for its acceptance a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender, Administrative Agent will accept such Designation Agreement and give prompt notice thereto to Borrower, whereupon, (i) from and after the "Effective Date" specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right to make Bid Rate Loans on behalf of its Designating Lender pursuant to
Section 2.02 after Borrower has accepted the Bid Rate Quote of the Designating Lender and (ii) the Designated Lender shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender shall be and remain obligated to Borrower, Administrative Agent and the Banks for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to this Agreement, including, without limitation, any indemnification obligations under Section 10.05. Each Designating Lender shall serve as the administrative agent of its Designated Lender and shall on behalf of, and to the exclusion of, the Designated Lender: (i) receive any and all payments made for the benefit of the Designated Lender and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers and consents under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver or consent shall be signed by the Designating Lender as administrative agent for the Designated Lender and shall not be signed by the Designated Lender on its own behalf, but shall be binding on the Designated Lender to the same extent as if actually signed by the Designated Lender. Borrower, Administrative Agent and the Banks may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. No Designated Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than assignments to the Designating Lender which originally designated such Designated Lender.

           Section 12.17 No Bankruptcy Proceedings. Each of Borrower, the Banks and Administrative Agent hereby agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, for one (1) year and one (1) day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender.

           Section 12.18 Year 2000. Borrower represents, warrants and covenants that Borrower has taken and shall take all action reasonably necessary to assure that its data processing and information technology systems are capable of effectively processing data and information, including dates on and after January 1, 2000, and shall not cease to perform, or provide, or cause any software and/or system which is material to its operations or any interface therewith to provide, invalid or incorrect results as a result of date functionality and/or data, or otherwise experience any material degradation of performance or functionality arising from, relating to or including date functionality and/or data which represents or references different centuries or more than one century or leap years, and that all such systems shall be reasonably effective and accurate in managing and manipulating data derived from, involving or relating in any way to dates (including single century formulas and multi-century or leap year formulas), and will not cause a material abnormally ending scenario within such systems or in any software and/or system with which such systems interface, or generate materially incorrect values or invalid results involving such dates. At the request of Administrative Agent, Borrower shall provide Administrative Agent with reasonably acceptable assurance of Borrower's year 2000 capability.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              AVALON BAY COMMUNITIES, INC.


                              By: /S/ THOMAS J. SARGEANT     [SEAL]
                                 --------------------------
                                 Name: Thomas J. Sargeant
                                 Title: CFO


                              Address for Notices:

                              15 River Road
                              Suite 210
                              Wilton, CT  06897

                              Attention:  Joanne M. Lockridge
                                          Vice President - Finance

                              Telephone:  (203) 761-6545
                              Telecopy:   (203) 761-6560


                              UNION BANK OF SWITZERLAND
                              (New York Branch)
                              (as Co-Agent and Bank)


                              By: /S/ HOWARD MARGOLIS
                                 ---------------------------------
                                 Name: Howard Margolis
                                 Title: Vice President Real Estate Finance


                              By: /S/ JOSEPH M. BASSIL
                                 ---------------------------------
                                 Name: Joseph M. Bassil
                                 Title: Director

                              Address for Notices and Applicable Lending Office:

                              Union Bank of Switzerland
                              299 Park Avenue
                              38th Floor
                              New York, New York 10171-0026

                              Attention:  Xiomara Martez

                              Telephone:  (212) 821-3872
                              Telecopy:   (212) 821-4138


                              FLEET NATIONAL BANK (as Co-Agent, Bank and
                              Administrative Agent)

                              By: /S/ LISA SANDERS
                                 ---------------------------------
                                 Name: Lisa Sanders
                                 Title: Vice President

                              Address for Notices and Applicable Lending Office:

                              Fleet National Bank
                              One Landmark Square
                              12th Floor
                              P.O. Box 1454
                              Stamford, CT  06904
                              Attention:  Ms. Lisa Sanders
                              Telephone:  (203) 358-6278
                              Telecopy:   (203) 358-2039


                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK (as Co-Agent and Bank)

                              By: /S/ TIMOTHY V. O'DONOVAN
                                 ---------------------------------
                                 Name: Timothy V. O'Donovan
                                 Title: Vice President

                              Address for Notices and Applicable Lending Office:

                              Morgan Guaranty Trust Company of New York
                              60 Wall Street, 22/F
                              New York, New York 10260
                              Attention:  Timothy O'Donovan
                              Telephone: (212) 648-8111
                              Telecopy:  (212) 648-5014

                              AMSOUTH BANK

                              By: /S/ STEVEN R. CHESTER
                                 ---------------------------------
                                 Name: Steven R. Chester
                                 Title: Assistant Vice President

                              Applicable Lending Office and
                              Address for Notices:

                              AMSOUTH Bank
                              1900 5th Avenue North
                              P.O. Box 11007
                              Birmingham, AL  35203
                              Attention:  Mr. Steven R. Chester
                              Telephone:  (205) 326-4869
                              Telecopy:   (205) 326-4075

                              FIRST UNION NATIONAL BANK

                              By: /S/ JOHN A. SCHISSEL
                                 ---------------------------------
                                 Name: John A. Schissel
                                 Title: Director

                              Applicable Lending Office and
                              Address for Notices:

                              First Union National Bank
                              One First Union Center
                              301 South College Street
                              Real Estate Capital Markets - 6th Floor
                              Charlotte, NC  28288-0166
                              Attention:  Mr. John Schissel
                              Telephone:  (704) 383-1967
                              Telecopy:   (704) 383-6205

                              COMMERZBANK AKTIENGESELLSCHAFT

                              By: /S/ DOUGLAS P. TRAYNOR
                                 ---------------------------------
                                 Name: Douglas P. Traynor
                                 Title: Vice President

                              By: /S/ CHRISTINE H. FINKEL
                                 ---------------------------------
                                 Name: Christine H. Finkel
                                 Title: Assistant Vice President

                              Applicable Lending Office and :
                               Address for Notices:


                              Commerzbank Aktiengesellschaft
                              2 World Financial Center
                              New York, New York 10281
                              Attention:  Mr. Douglas Traynor
                              Telephone:  (212) 266-7569
                              Telecopy:   (212) 266-7530

                              DRESDNER BANK, AG, New York
                               Branch

                              By: /S/ JOHANNES BOECKMANN
                                 ---------------------------------
                                 Name: Johannes Boeckman
                                 Title: First Vice President

                              By: /S/ NEIL J. CRAWFORD
                                 ---------------------------------
                                 Name: Neil J. Crawford
                                 Title: Vice President

                              Applicable Lending Office and
                              Address for Notices:

                              Dresdner Bank AG, New York Branch
                              75 Wall Street
                              New York, NY  10005-2889
                              Attention:  Mr. Neil Crawford
                              Telephone: (212) 429-2657
                              Telecopy:  (212) 429-2781

                              NATIONSBANK, N.A.


                              By /S/ CHERYL D. FITZGERALD
                                ----------------------------
                                Name: Cheryl D. Fitzgerald
                                Title: Vice President

                              Applicable Lending Office
                              and Address for Notices:

                              NationsBank, N.A.
                              6610 Rockledge Drive
                              6/FL, MD2-600-06-14
                              Bethseda, MD  20817-1876
                              Attention:  Mr. Mark Monte
                              Telephone: (301) 493-7188
                              Telecopy:  (301) 493-2885

                              THE SUMITOMO BANK, LIMITED

                              By /S/ YASVO MIYAZAWA
                                ------------------------------
                                 Name: Yasvo Miyazawa
                                 Title: Joint General Manager

                              By
                                ------------------------------
                                 Name:
                                 Title:

                              Applicable Lending Office
                              and Address for Notices:

                              The Sumitomo Bank, Limited
                              277 Park Avenue, 6th Floor
                              New York, NY  10172
                              Attention:  Yasuo Miyazawa
                              Telephone:  (212) 224-4016
                              Telecopy:   (212) 224-4887

                              with a copy to:

                              The Sumitomo Bank, Limited
                              777 South Figueroa Street
                              Suite 2600
                              Los Angeles, CA  90017
                              Attention:  Mickey Jannol
                              Telephone:  (213) 955-0875
                              Telecopy:   (213) 623-6832

                              THE LONG TERM CREDIT BANK OF JAPAN
                               (LOS ANGELES AGENCY)

                              By /S/ BRIAN H. KELLEY
                                ------------------------------
                                 Name: Brian H. Kelley
                                 Title: Deputy General Manager

                              Applicable Lending Office
                              and Address for Notices:

                              The Long Term Credit Bank of Japan
                               (Los Angeles Agency)
                              350 South Grande Avenue
                              Suite 3000
                              Los Angeles, CA  90071
                              Attention:  Mr. Naoki Oshima
                              Telephone:  (213) 629-6348
                              Telecopy:   (213) 687-3921

                              PNC BANK, NATIONAL ASSOCIATION


                              By /S/ ASHLEY J. SMITH
                                ------------------------------
                                 Name: Ashley J. Smith
                                 Title: Assistant Vice President

                              Applicable Lending Office
                              and Address for Notices:

                              PNC Bank, National Association
                              One PNC Plaza
                              249 Fifth Avenue
                              Mail Stop P1-POPP-19-2
                              Pittsburgh, PA 15222-2707
                              Attention:  Real Estate Banking
                              Telephone:  (412) 762-8519
                              Telecopy:   (412) 768-5754

                              with a copy to:

                              PNC Bank, National Association
                              1401 Eye Street N.W.
                              Suite 200
                              Washington, DC  20005
                              Attention:  Ms. Ashley Smith
                              Telephone:  (202) 393-2752
                              Telecopy:   (202) 393-1545

                              SUMMIT BANK


                              By /S/ AMY L. BROWN
                                ------------------------------
                                 Name: Amy L. Brown
                                 Title: Regional Vice President

                              Applicable Lending Office
                              and Address for Notices:

                              Summit Bank
                              1800 Chapel Avenue West
                              Cherry Hill, NJ  08002
                              Attention:  Ms. Amy Brown
                              Telephone:  (609) 486-3678
                              Telecopy:   (609) 486-3717

                                    EXHIBIT A
                                    ---------

                              AUTHORIZATION LETTER




                               ________ ___, 1998



Fleet National Bank

---------------------

---------------------

---------------------


            Re: Revolving Loan Agreement dated as of ____________, 1998 (the "Loan Agreement"; capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement) among us, as Borrower, the Banks named therein, and you, as Administrative Agent for said Banks ________




Gentlemen:

            In connection with the captioned Loan Agreement, we hereby designate any of the following persons to give to you instructions, including notices required pursuant to the Loan Agreement, orally, by telephone or teleprocess, or in writing:

            [NAMES]






            Instructions may be honored on the oral, telephonic, teleprocess or written instructions of anyone purporting to be any one of the above designated persons even if the instructions are for the benefit of the person delivering them. We will furnish you with written confirmation of each such instruction signed by any person designated above (including any telecopy which appears to bear the signature of any person designated above) on the same day that the instruction is provided to you, but your responsibility with respect to any instruction shall not be affected by your failure to receive such confirmation or by its contents.

            Without limiting the foregoing, we hereby unconditionally authorize any one of the above-designated persons to execute and submit requests for advances of proceeds of the Loans (including the Initial Advance) and notices of Elections, Conversions and Continuations to you under the Loan Agreement with the identical force and effect in all respects as if executed and submitted by us.

            You shall be fully protected in, and shall incur no liability to us for, acting upon any instructions which you in good faith believe to have been given by any person designated above, and in no event shall you be liable for special, consequential or punitive damages. In addition, we agree to hold you and your agents harmless from any and all liability, loss and expense arising directly or indirectly out of instructions that we provide to you in connection with the Loan Agreement except for liability, loss or expense occasioned by your gross negligence or willful misconduct.

            Upon notice to us, you may, at your option, refuse to execute any instruction, or part thereof, without incurring any responsibility for any loss, liability or expense arising out of such refusal if you in good faith believe that the person delivering the instruction is not one of the persons designated above or if the instruction is not accompanied by an authentication method that we have agreed to in writing.

            We will promptly notify you in writing of any change in the persons designated above and, until you have actually received such written notice and have had a reasonable opportunity to act upon it, you are authorized to act upon instructions, even though the person delivering them may no longer be authorized.

                                    Very truly yours,

                                    AVALON BAY COMMUNITIES, INC.


                                    By
                                      ------------------------------
                                      Name:
                                      Title:

                                    EXHIBIT B
                                    ---------

                                RATABLE LOAN NOTE


$___________                                                New York, New York
                                                              __________, 199_


            For value received, Avalon Bay Communities, Inc., a Maryland corporation ("Borrower"), hereby promises to pay to the order of ___________ or its successors or assigns (collectively, the "Bank"), at the principal office of Fleet National Bank _______________ _______________________ ("Administrative
Agent") for the account of the Applicable Lending Office of the Bank, the principal sum of ________ Dollars ($____________), or if less, the amount loaned by the Bank under its Ratable Loan to Borrower pursuant to the Loan Agreement (as defined below) and actually outstanding, in lawful money of the United States and in immediately available funds, in accordance with the terms set forth in the Loan Agreement. Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, in like money, at said office for the account of said Applicable Lending Office, at the time and at a rate per annum as provided in the Loan Agreement. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at the rate set forth in the Loan Agreement.

            The date and amount of each advance of the Ratable Loan made by the Bank to Borrower under the Loan Agreement referred to below, and each payment of said Ratable Loan, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), may be endorsed by the Bank on the schedule attached hereto and any continuation thereof.

            This Note is one of the Ratable Loan Notes referred to in the Revolving Loan Agreement dated as of ________ __, 1998 (as the same may be amended from time to time, the "Loan Agreement") among Borrower, the Banks named therein (including the Bank) and Administrative Agent, as administrative agent for the Banks. All of the terms, conditions and provisions of the Loan Agreement are hereby incorporated by reference. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement.

            The Loan Agreement contains, among other things, provisions for the prepayment of and acceleration of this Note upon the happening of certain stated events.

            No recourse shall be had under this Note against Borrower's Principals except as and to the extent set forth in Section 11.02 of the Loan Agreement.

            All parties to this Note, whether principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

            This Note shall be governed by the Laws of the State of New York, provided that, as to the maximum lawful rate of interest which may be charged or collected, if the Laws applicable to the Bank permit it to charge or collect a higher rate than the Laws of the State of New York, then such Law applicable to the Bank shall apply to the Bank under this Note.

                                    AVALON BAY COMMUNITIES, INC.


                                    By                             [SEAL]
                                      -----------------------------
                                      Name:
                                      Title:

                 Amount          Amount          Balance
     Date      of Advance      of Payment      Outstanding    Notation By
     ----      ----------      ----------      -----------    -----------

                                   EXHIBIT B-1
                                   -----------

                               BID RATE LOAN NOTE


$400,000,000                                                New York, New York
                                                              __________, 199_


            For value received, Avalon Bay Communities, Inc., a Maryland corporation ("Borrower"), hereby promises to pay to the order of Fleet National Bank ("Administrative Agent") or its successors or assigns for the account of the respective Banks making Bid Rate Loans or their respective successors or assigns (for the further account of their respective Applicable Lending Offices), at the principal office of Administrative Agent located at _____________________________________________________, the principal sum of Four
Hundred Million Dollars ($400,000,000), or if less, the amount loaned by one or more of said Banks under their respective Bid Rate Loans to Borrower pursuant to the Loan Agreement (as defined below) and actually outstanding, in lawful money of the United States and in immediately available funds, in accordance with the terms set forth in the Loan Agreement. Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, in like money, at said office for the account of said Banks for the further account of their respective Applicable Lending Offices, at the times and at the rates per annum as provided in the Loan Agreement. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at the rate set forth in the Loan Agreement.

            The date and amount of each Bid Rate Loan to Borrower under the Loan Agreement referred to below, the name of the Bank making the same, the interest rate applicable thereto and the maturity date thereof (i.e., the end of the Interest Period Applicable thereto) shall be recorded by Administrative Agent on its records and may be endorsed by Administrative Agent on the schedule attached hereto and any continuation thereof.

            This Note is the Bid Rate Loan Note referred to in the Revolving Loan Agreement dated as of ______________, 1998 (as the same may be amended from time to time, the "Loan Agreement") among Borrower, the Banks named therein and Administrative Agent, as administrative agent for the Banks. All of the terms, conditions and provisions of the Loan Agreement are hereby incorporated by reference. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement.

            The Loan Agreement contains, among other things, provisions for the prepayment of and acceleration of this Note upon the happening of certain stated events.

            No recourse shall be had under this Note against the Borrower's Principals except as and to the extent set forth in Section 11.02 of the Loan Agreement.

                                     B-1-1

            All parties to this Note, whether principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

            This Note shall be governed by the laws of the State of New York, provided that, as to the maximum lawful rate of interest which may be charged or collected, if the laws applicable to a particular Bank permit it to charge or collect a higher rate than the laws of the State of New York, then such law applicable to such Bank shall apply to such Bank under this Note.

                                    AVALON BAY COMMUNITIES, INC.



                                    By                            [SEAL]
                                      ----------------------------
                                      Name:
                                      Title:

                                     B-1-2

Bid                                                             Maturity (i.e.,
Rate                      Date of      Principal     Interest    Expiration of
Loan #         Bank       Advance       Amount         Rate     Interest Period)
------         ----       -------      ---------     --------   ----------------



                                     B-1-3

                                   EXHIBIT B-2
                                   -----------

                                 SWING LOAN NOTE


                                                            New York, New York
                                                              __________, 199_


            For value received, Avalon Bay Communities, Inc., a Maryland corporation ("Borrower"), hereby promises to pay to the order of ___________ or its successors or assigns (collectively, the "Bank"), at the principal office of Fleet National Bank _______________ _______________________ ("Administrative
Agent") for the account of the Applicable Lending Office of the Bank, the principal sum equal to the amount loaned by the Bank under its Swing Loan to Borrower pursuant to the Loan Agreement (as defined below) and actually outstanding, in lawful money of the United States and in immediately available funds, in accordance with the terms set forth in the Loan Agreement. Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, in like money, at said office for the account of said Applicable Lending Office, at the time and at a rate per annum as provided in the Loan Agreement. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at the rate set forth in the Loan Agreement.

            The date and amount of each advance of the Swing Loan made by the Bank to Borrower under the Loan Agreement referred to below, and each payment of said Swing Loan, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), may be endorsed by the Bank on the schedule attached hereto and any continuation thereof.

            This Note is one of the Swing Loan Notes referred to in the Revolving Loan Agreement dated as of ________ __, 1998 (as the same may be amended from time to time, the "Loan Agreement") among Borrower, the Banks named therein (including the Bank) and Administrative Agent, as administrative agent for the Banks. All of the terms, conditions and provisions of the Loan Agreement are hereby incorporated by reference. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement.

            The Loan Agreement contains, among other things, provisions for the prepayment of and acceleration of this Note upon the happening of certain stated events.

            No recourse shall be had under this Note against Borrower's Principals except as and to the extent set forth in Section 11.02 of the Loan Agreement.

            All parties to this Note, whether principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

                                     B-2-1

            This Note shall be governed by the Laws of the State of New York, provided that, as to the maximum lawful rate of interest which may be charged or collected, if the Laws applicable to the Bank permit it to charge or collect a higher rate than the Laws of the State of New York, then such Law applicable to the Bank shall apply to the Bank under this Note.

                                    AVALON BAY COMMUNITIES, INC.


                                    By                             [SEAL]
                                      -----------------------------
                                     Name:
                                     Title:


                                     B-2-2

                 Amount          Amount          Balance
     Date      of Advance      of Payment      Outstanding    Notation By
     ----      ----------      ----------      -----------    -----------


                                     B-2-3

                                    EXHIBIT C
                                    ---------

                               MATERIAL AFFILIATES





                              State of          Borrower's %          Principal
Name                          Formation         Age Interest          Business
----                          ---------         ------------          --------

                                    EXHIBIT D
                                    ---------

                              SOLVENCY CERTIFICATE


            The person executing this certificate is the _______________ of Avalon Bay Communities, Inc., a Maryland corporation ("Borrower"), and is familiar with its properties, assets and businesses, and is duly authorized to execute this certificate on behalf of Borrower pursuant to Section 4.01(7) of the Revolving Loan Agreement dated the date hereof (the "Loan Agreement") among Borrower, the banks party thereto (each a "Bank" and collectively, the "Banks") and Fleet National Bank, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, "Administrative Agent"). In executing this Certificate, such person is acting solely in his or her capacity as the _________ of Borrower, and not in his or her individual capacity. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

            The undersigned further certifies that he or she has carefully reviewed the Loan Agreement and the other Loan Documents and the contents of this Certificate and, in connection herewith, has made such investigation and inquiries as he or she deems reasonably necessary and prudent therefor. The undersigned further certifies that the financial information and assumptions which underlie and form the basis for the representations made in this Certificate were reasonable when made and were made in good faith and continue to be reasonable as of the date hereof.

            The undersigned understands that Administrative Agent, Co-Agents and the Banks are relying on the truth and accuracy of this Certificate in connection with the transactions contemplated by the Loan Agreement.

            The undersigned certifies that Borrower is Solvent.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate on ________ ___, 1998.




                                    ------------------------------
                                     Name:

\                                    EXHIBIT E
                                     ---------

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


            ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of __________, 199_, among [INSERT NAME OF ASSIGNING BANK] ("Assignor"), [INSERT NAME OF ASSIGNEE] ("Assignee"), Avalon Bay Communities, Inc., a Maryland corporation ("Borrower") and [INSERT NAME OF ADMINISTRATIVE AGENT], as administrative agent for the Banks referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").


                              Preliminary Statement
                              ---------------------

            1. This Assignment and Assumption Agreement (this "Agreement") relates to the Revolving Loan Agreement dated _____________, 1998 (as the same may be amended from time to time, the "Loan Agreement") among Borrower, the banks party thereto (each a "Bank" and, collectively, the "Banks") and the Administrative Agent. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

            2. Subject to the terms and conditions set forth in the Loan Agreement, Assignor has made a Loan Commitment to Borrower in an aggregate principal amount of ___________ Dollars ($____________) ("Assignor's Loan Commitment").

            3. The aggregate outstanding principal amount of Assignor's Ratable Loan made pursuant to Assignor's Loan Commitment at commencement of business on the date hereof is __________ Dollars ($__________). The aggregate outstanding principal amount of Bid Rate Loans made by Assignor to Borrower at the commencement of business on the date hereof is ______________________________ Dollars ($______________). [IF ASSIGNMENT IS BY
SWING LENDER, INDICATE AMOUNT OF SWING LOAN COMMITMENT AND OUTSTANDING
PRINCIPAL.]

            4. Assignor desires to assign to Assignee (a) all of the rights of Assignor under the Loan Agreement in respect of a portion of its (i) Ratable Loan and Loan Commitment thereunder in an amount equal to __________ Dollars ($__________) and (ii) Bid Rate Loans in an amount equal to ______________________ Dollars ($__________________) [IF SWING LOAN IS TO BE
ASSIGNED, SO INDICATE] (collectively, the "Assigned Loan and Commitment"); and Assignee desires to accept assignment of such rights and assume the corresponding obligations from Assignor on such terms.

            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

            SECTION 1. Assignment. Assignor hereby assigns and sells to Assignee all of the rights of Assignor under the Loan Agreement in and to the Assigned Loan and Commitment, and Assignee hereby accepts such assignment from Assignor and assumes all of the obligations of Assignor under the Loan Agreement with respect to the Assigned Loan and Commitment. Upon the execution and delivery hereof by Assignor, Assignee, Borrower and the Administrative Agent and the payment of the amount specified in
Section 2 hereof required to be paid on the date hereof, (1) Assignee shall, as of the commencement of business on the date hereof, succeed to the rights and obligations of a Bank under the Loan Agreement with a Loan and a Loan Commitment in amounts equal to the Assigned Loan and Commitment, and (2) the Loan and Loan Commitment of Assignor shall, as of the commencement of business on the date hereof, be reduced correspondingly and Assignor released from its obligations under the Loan Agreement to the extent such obligations have been assumed by Assignee. The assignment provided for herein shall be without recourse to Assignor.

            SECTION 2. Payments. As consideration for the assignment and sale contemplated in Section 1 hereof, Assignee shall pay to Assignor on the date hereof in immediately available funds an amount equal to __________ Dollars ($___________) [insert the amount of that portion of Assignor's Loan being assigned]. It is understood that any fees paid to Assignor under the Loan Agreement are for the account of Assignor. Each of Assignor and Assignee hereby agrees that if it receives any amount under the Loan Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

            SECTION 3. [Consent and Acknowledgment] Execution and Delivery of Note. [This Agreement is conditioned upon the consent of Co-Agents and, provided there exists no Event of Default of Borrower, and the acknowledgment by the Administrative Agent pursuant to Section 12.05 of the Loan Agreement. The execution of this Agreement by Co-Agents, Borrower and the Administrative Agent is evidence of this consent and acknowledgment, respectively. ONLY NECESSARY IF ASSIGNEE IS NOT A MAJORITY OWNED SUBSIDIARY OF A BANK OR OF THE PARENT OF A BANK] Pursuant to Section 12.05 of the Loan Agreement, Borrower has agreed to execute and deliver Ratable Loan Notes payable to the respective orders of Assignee and Assignor to evidence the assignment and assumption provided for herein.

            SECTION 4. Non-Reliance on Assignor. Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of Borrower or any other party to any Loan Document, or the validity and enforceability of the obligations of Borrower or any other party to a Loan Document in respect of the Loan Agreement or any other Loan Document. Assignee acknowledges that it has, independently and without reliance on Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of Borrower and the other parties to the Loan Documents.

            SECTION 5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            SECTION 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            SECTION 7. Certain Representations and Agreements by Assignee. Reference is made to Section 10.13 of the Loan Agreement. Assignee hereby represents that it is entitled to receive any payments to be made to it under the Loan Agreement or hereunder without the withholding of any tax and agrees to furnish the evidence of such exemption as specified therein and otherwise to comply with the provisions of said Section 10.13.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                    [NAME OF ASSIGNOR]


                                    By
                                       ----------------------------
                                       Name:
                                       Title:

                                    [NAME OF ASSIGNEE]


                                    By
                                      ----------------------------
                                       Name:
                                       Title:

                                    Applicable Lending Office:



                                    Address for Notices:

                                    [Assignee]
                                    [Address]
                                    Attention:
                                               ---------------
                                    Telephone:  (___) ________
                                    Telecopy:   (___) ________


                                    AVALON BAY COMMUNITIES, INC.


                                    By
                                      ----------------------------
                                       Name:
                                       Title:


                                    FLEET NATIONAL BANK
                                     (as Administrative Agent and Co-Agent)


                                    By
                                      ----------------------------
                                       Name:
                                       Title:

                                    UNION BANK OF SWITZERLAND
                                     (New York Branch)
                                     (as Co-Agent)


                                    By
                                      ----------------------------
                                       Name:
                                       Title:


                                    By
                                      ----------------------------
                                       Name:
                                       Title:

                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK
                                    (as Co-Agent)

                                    By
                                      ----------------------------
                                       Name:
                                       Title:

                                    EXHIBIT F
                                    ---------

                              Designation Agreement
                              ---------------------

            Reference is made to that certain Revolving Loan Agreement dated as of ____________, 1998 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") among Avalon Bay Communities, Inc., a Maryland corporation, the banks parties thereto, and Fleet National Bank, as administrative agent for said banks. Terms defined in the Loan Agreement not otherwise defined herein are used herein with the same meaning.

            [BANK] ("Designor") and ____________________, a ____________________
("Designee") agree as follows:

            1. Designor hereby designates Designee, and Designee hereby accepts such designation, to have a right to make Bid Rate Loans pursuant to
Section 2.02 of the Loan Agreement. Any assignment by Designor to Designee of its rights to make a Bid Rate Loan pursuant to such Section shall be effective at the time of the funding of such Bid Rate Loan and not before such time.

            2. Except as set forth in Section 6 below, Designor makes no representation or warranty and assumes no responsibility pursuant to this Designation Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto and (b) the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

            3. Designee (a) confirms that it has received a copy of each Loan Document, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (b) agrees that it will independently and without reliance upon Administrative Agent, Designor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (c) represents that it is a Designated Lender; (d) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Bank.

            4. Designee hereby appoints Designor as Designee's agent and attorney-in-fact, and grants to Designor an irrevocable power of attorney, to receive payments made for the benefit of Designee under the Loan Agreement, to deliver and receive all communications and notices under the Loan Agreement and other Loan Documents and to exercise on Designee's behalf all rights to vote and to grant and make approvals, waivers, consents or amendments to or under the Loan Agreement or other Loan Documents. Any document executed by Designor on

Designee's behalf in connection with the Loan Agreement or other Loan Documents shall be binding on Designee. Borrower, Administrative Agent and each of the Banks may rely on and are beneficiaries of this Designation Agreement.

            5. Following the execution of this Designation Agreement by Designor and Designee, it will be delivered to Administrative Agent for acceptance by Administrative Agent. The effective date for this Designation Agreement (the "Effective Date") shall be the date of acceptance hereof by Administrative Agent.

            6. Designor unconditionally agrees to pay or reimburse Designee and save Designee harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against Designee, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Designee hereunder or thereunder, provided that Designor shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from Designee's gross negligence or willful misconduct.

            7. As of the Effective Date, Designee shall be a party to the Loan Agreement with a right to make Bid Rate Loans as a Bank pursuant to Section
2.02 of the Loan Agreement and the rights and obligations of a Bank related thereto; provided, however, that Designee shall not be required to make payments with respect to such obligations except to the extent of excess cash flow of such Designee which is not otherwise required to repay obligations of such Designated Lender which are then due and payable. Notwithstanding the foregoing, Designor, as administrative agent for Designee, shall be and remain obligated to Borrower, Administrative Agent and the Banks for each and every of the obligations of Designee and its Designor with respect to the Loan Agreement, including, without limitation, any indemnification obligations under Section
10.05 of the Loan Agreement.

            8. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            9. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, Designor and Designee have executed and delivered this Designation Agreement as of the date first set forth above.

                                          [DESIGNOR]


                                          By
                                                --------------------------
                                                Name:
                                                Title:

                                          [DESIGNEE]


                                          By
                                                --------------------------
                                                Name:
                                                Title:

                                          Applicable Lending Office
                                           and Address for Notices:

                                          ---------------------------
                                          ---------------------------
                                          ---------------------------

                                          Attention:
                                                      ---------------
                                          Telephone:  (___) ________
                                          Telecopy:   (___) ________

                                          ACCEPTED AS OF THE ___ DAY OF
                                          ___________, 199__.

                                          [ADMINISTRATIVE AGENT], as
                                            Administrative Agent

                                          By
                                            --------------------------
                                            Name:
                                            Title:

                                          By
                                            --------------------------
                                            Name:
                                            Title:

                                   EXHIBIT G-1
                                   -----------

                             BID RATE QUOTE REQUEST


                                                                          [Date]



To:   [ADMINISTRATIVE AGENT], as Administrative Agent (the "Administrative
      Agent")

From: [Borrower]

Re:   Revolving Loan Agreement (the "Loan Agreement") dated as of
      _____________, 1998 among [Borrower], the Banks parties thereto and the Administrative Agent

            We hereby give notice pursuant to Section 2.02 of the Loan Agreement that we request Bid Rate Quotes for the following proposed Bid Rate Loans:

Date of Borrowing:
                   -----------------------

Principal Amount*                   Interest Period**
----------------                    ---------------

$

            Such Bid Rate Quotes should offer a(n) [LIBOR Bid Margin] [Absolute Bid Rate].

            Terms used herein have the meanings assigned to them in the Loan Agreement.



                                          [BORROWER]



                                          By
                                            ----------------------------------
                                            Name:
                                            Title:(1)


-------------------
            * Subject to the minimum amount and other requirements set forth in
Section 2.02(a) of the Loan Agreement.
            ** Subject to the provisions regarding "Interest Period" in the Loan Agreement.

                                     G-1-1

                                   EXHIBIT G-2
                                   -----------

                         INVITATION FOR BID RATE QUOTES


To:   [Bank]

Re:   Invitation for Bid Rate Quotes to [Borrower] ("Borrower")

            Pursuant to Section 2.02 of the Revolving Loan Agreement dated as of _____________, 1998 among Borrower, the Banks parties thereto and the undersigned, as Administrative Agent, we are pleased on behalf of Borrower to invite you to submit Bid Rate Quotes to Borrower for the following proposed Bid Rate Loans:

Date of Borrowing:      ________________________________


Principal Amount                          Interest Period
----------------                          ---------------

$


            Such Bid Rate Quotes should offer a(n) [LIBOR Bid Margin] [Absolute Bid Rate].

            Please respond to this invitation by no later than 2:00 P.M. (New York time) on [date].


                                    [ADMINISTRATIVE AGENT], as
                                      Administrative Agent



                                    By
                                       ------------------------------
                                       Name:
                                       Title:


                                       By
                                         ------------------------------
                                       Name:
                                       Title:

                                     G-2-1

                                   EXHIBIT G-3
                                   -----------

                                 BID RATE QUOTE


To:         [ADMINISTRATIVE AGENT], as Administrative Agent

Re: Bid Rate Quote to [Borrower] ("Borrower") pursuant to the Revolving Loan Agreement dated __________, 1998 among Borrower, the Banks party thereto and Administrative Agent (the "Loan Agreement")

            In response to your invitation on behalf of Borrower dated _______________, 19__, we hereby make the following Bid Rate Quote on the following terms:

1.    Quoting Bank:
2.    Person to contact at quoting Bank:
      --------------------------------------------
                                                  *
3.    Date of borrowing:
                         ----------------------------
4. We hereby offer to make Bid Rate Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

Principal        Interest            LIBOR Bid            Absolute
Amount**         Period***           Margin****           Bid Rate
--------         ---------           ----------           --------
$
$                                                         1

      [Provided, that the aggregate principal amount of Bid Rate Loans for which the above offers may be accepted shall not exceed $____________.]

5.    LIBOR Reserve Requirement, if any: _____________________.

6.    Terms used herein have the meanings assigned to them in the Loan
      Agreement.


-------------------
            * As specified in the related Invitation for Bid Rate Quotes.
            ** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Amounts of bids are subject to the requirements of Section 2.02(c) of the Loan Agreement.
            *** No more than three (3) bids are permitted for each Interest Period.
            **** Margin over or under the LIBOR Interest Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/1,000 of 1%) and specify whether "PLUS" OR "MINUS".

                                     G-3-1

            We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Loan Agreement, irrevocably obligates us to make the Bid Rate Loan(s) for which any offer(s) are accepted, in whole or in part.

                                          Very truly yours,

                                          [NAME OF BANK]


Date:                               By:
     ------------------                -----------------------
                                       Authorized Officer

                                     G-3-2

                                   EXHIBIT G-4
                                   -----------

                          ACCEPTANCE OF BID RATE QUOTE


To:         [ADMINISTRATIVE AGENT], as Administrative Agent (the "Administrative
            Agent")

From:       [Borrower]

Re: Revolving Loan Agreement (the "Loan Agreement") dated as of _______, 1998 among [Borrower], the Banks parties thereto and the Administrative Agent

            We hereby accept the offers to make Bid Rate Loan(s) set forth in the Bid Rate Quote(s) identified below:


                   Date of Bid   Principal   Interest   LIBOR Bid       Absolute
Bank               Rate Quote     Amount      Period      Margin        Bid Rate
----               -----------   ---------   --------   ---------       --------








                                          Very truly yours,

                                          [BORROWER]


                                          By:
                                             -----------------------
                                             Name:
                                             Title:


                                     G-4-1